UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004
(Address of principal executive offices)           (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

100 Pearl Street

New York, New York 10004
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER INSTITUTIONAL FUNDS

ANNUAL REPORT

OCTOBER 31, 2023

Table of Contents

The Alger Institutional Funds

Shareholders’ Letter (Unaudited)	October 31, 2023

Dear Shareholders,

“Compound interest is the eighth wonder of the world. He who understands it, earns it; he who doesn’t, pays it.” – Albert Einstein

This principle resonates deeply with us at Alger, where we embrace the power of compound growth in corporate fundamentals, such as sales, earnings, and cash flow, as a cornerstone of long-term wealth creation. Our investment approach focuses on identifying companies with strong potential for sustained earnings growth over the long-term, avoiding those that we believe are “short duration” companies, or businesses with high current earnings and low potential for future long-term growth. In most instances, short duration companies, in our view, return most of their profits to shareholders because of a lack of compelling reinvestment opportunities. By investing in companies that we believe will gain market share and compound their earnings growth, we aim to position our portfolios to be resilient across varying economic conditions, thereby maximizing long-term value for our shareholders.

Reflecting on the fiscal year ended October 31, 2023, the narrative of the market was one of resilience and recovery. Following a turbulent 2022, where higher interest rates in response to elevated inflation reduced equity valuations, investor sentiment turned positive in 2023, driven by easing inflation, stabilizing corporate earnings, and the increasing likelihood of a soft-landing (i.e., an economic slowdown without a recession). Further, a surge of enthusiasm around Artificial Intelligence (AI) contributed to outsized returns for certain of the largest companies within the Information Technology and Communication Services sectors. Not all sectors shared in this rally, as the Energy and Health Care sectors underperformed the S&P 500 Index. While there were bumps along the way, from a regional banking crisis in March 2023 to a steady rise in interest rates, the S&P 500 Index finished up 10.14% during the fiscal twelve-month period ended October 31, 2023.

In the final two months of 2022, optimism grew as core Consumer Price Index (“CPI”) readings for November and December came in below expectations, suggesting the peak of the Federal Reserve’s (the “Fed”) tightening cycle. However, persistent wage inflation and an inverted yield curve raised concerns about potential policy errors and an impending economic downturn. In December, Fed Chairman Jerome Powell affirmed a “higher-for-longer” stance for interest rates and forecasted a terminal rate above 5.0%, casting doubts on the stock market’s recovery.

As we moved into 2023, however, the first quarter saw a reversal in the bearish sentiment that had marked much of the previous year. In February, the Fed slowed down its rate hikes to 25 basis points, a reduction from December’s 50 basis point hike. In March, concerns around bank funding and liquidity emerged following the collapse of two regional banks, leading to significant deposit outflows at the regional level. The Fed, U.S. Treasury, and Federal Deposit Insurance Corporation (FDIC) took steps to alleviate these market concerns, including announcing an emergency liquidity program, guaranteeing uninsured deposits, and allowing some bank mergers and acquisitions.

Transitioning into the second quarter, U.S. economic data released in June reinforced the soft-landing-narrative with signs of (1) disinflation, as evidenced by the May CPI report coming in softer than expected with headline CPI posting the lowest annual increase in more than two years, (2) resilient labor markets, as May payrolls beat estimates for a 14th straight month, and (3) a stronger housing market, with builder confidence at the highest in nearly a year, housing starts at the highest in over a year, and multi-unit starts at the highest in nearly four decades.

Despite the strong first half rally in 2023, U.S. equities fell during the third quarter. While investors initially embraced a continuation of prevailing narratives around AI and expectations of a soft-landing lifting equity markets in July, mounting concerns surrounding aggressive Fed policy and a sharp rise in interest rates led to declining equity prices in August and September. Moreover, the resumption of student loan payments, diminished savings from the pandemic, and higher energy prices reignited worries that a decline in U.S. consumer spending could lead to the possibility of an upcoming recession. Rising interest rates were seen as one of the largest headwinds to risk assets during the third quarter, where the yield of the U.S. 10-year note increased by 76 basis points to 4.57% and the yield on the two-year note increased nearly 20 basis points to 5.04%. While the rate of inflation decelerated meaningfully over the past year, the monthly CPI readings for July and August rose 0.2% and 0.6%, respectively. That said, the rise in interest rates was driven more by the term premium (i.e., the additional yield that investors demand for lending money for longer periods of time) and less so on rising inflation expectations during the third quarter.

On the monetary policy front, after a 25 basis point rate hike in July that met expectations, the Fed held rates steady at its September meeting, bringing the Federal Funds rate to 5.25-5.50%. In October, U.S. equities fell in large part due to rising interest rates, with the yield of the U.S. 10-year note increasing by approximately 30 basis points to 4.88%. Higher bond yields were driven by several factors, such as an increase in U.S. Treasury issuance and a reinforced stance on a higher-for-longer Fed policy, bolstered by a robust September retail sales report and better-than-expected U.S. GDP data for the third quarter. Further, the average 30-year fixed mortgage rate reached new multi decade highs of 8.06%, as of October 31, 2023, helping drive mortgage demand from homebuyers to the lowest level since 1995.

Among non-U.S. equities, developed markets saw strong performance during the fiscal twelve-month period ended October 31, 2023. Notable strength was driven by Europe avoiding an energy crisis due to a mild winter, and Japan’s economy being bolstered by well-received corporate reforms to improve governance. As such, the MSCI ACWI ex-USA Index rose 12.66% during the fiscal twelve-month period ended October 31, 2023, with the Financials and Consumer Discretionary sectors showing strong results, while the Real Estate and Utilities sectors saw weaker performance. Within Emerging Markets, encouraging market sentiment stemmed from Chinese officials abandoning their ‘Zero-Covid’ policy in late 2022, indicating an earlier-than-expected re-opening of the economy. While renewed concerns about China’s property sector and weaker-than-expected economic recovery data curtailed investor enthusiasm in the first half of 2023, better-than-feared third quarter GDP data emerged in October. As such, the MSCI Emerging Markets Index was up 11.26% during the fiscal twelve-month period ended October 31, 2023. Strong performance within the Consumer Discretionary and Information Technology sectors was partially offset by relative weakness in the Materials and Utilities sectors.

Going Forward

We continue to believe that an unprecedented level of innovation is creating compelling investment opportunities – corporations are digitizing their operations, cloud computing growth continues to support future innovation, and artificial intelligence, which is at an inflection point in our view, potentially enabling significant increases in productivity. In the Health Care sector, we believe that advances in surgical technologies and innovations within biotechnology offer attractive opportunities ahead. As such, we intend to continue to focus on conducting in-depth fundamental research as we seek leaders of innovation rather than taking short-term bets on market sentiment. We believe this strategy embodies Albert Einstein’s wisdom, harnessing the powerful force of compound interest to help our shareholders achieve their long-term investment goals.

Portfolio Matters

Alger Capital Appreciation Institutional Fund

The Alger Capital Appreciation Institutional Fund returned 17.01% for the fiscal twelve-month period ended October 31, 2023, compared to the 18.95% return of the Russell 1000 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Health Care and the largest sector underweight was Consumer Staples.

Contributors to Performance

The Consumer Discretionary and Industrials sectors provided the largest contributions to relative performance. Regarding individual positions, Microsoft Corp.; NVIDIA Corp.; Amazon.com, Inc.; TransDigm Group Inc.; and Meta Platforms Inc. were among the top contributors to absolute performance.

TransDigm specializes in the production of engineered aerospace components, systems and subsystems. Its core Power and Control segment includes operations that primarily develop, produce and market systems and components that provide power to or control power of aircrafts utilizing electronic, fluid, power and mechanical motion control technologies. Shares contributed to performance during the period, as the company has reported solid operating results, driven by strength in all three of their major market channels – commercial original equipment manufacturing, commercial aftermarket, and defense. Moreover, strong order bookings have been aided by China’s easing COVID-19 mobility restrictions, which has increased air travel. Given the robust order bookings and favorable trends in the commercial aerospace market recovery, management raised their fiscal full year earnings guidance.

Detractors from Performance

The Health Care and Financials sectors were the largest detractors from relative performance. Regarding individual positions, Tesla, Inc.; Albemarle Corp.; UnitedHealth Group Inc.; Signature Bank; and Humana Inc. were among the top detractors from absolute performance.

UnitedHealth Group is an integrated healthcare benefits company uniquely positioned to address rising healthcare costs for its customers, due to its vertical integration, size, and scale. The Optum health benefits services unit, which accounts for approximately 45% of the company’s operating earnings, in our view, has the potential to grow even further as customers look for ways to manage rising healthcare costs. During the period, shares detracted from performance due to several factors: (1) many 2022 healthcare winners with shorter duration profiles and persistent earnings profiles, such as UnitedHealth Group, underperformed in the first quarter of 2023, (2) uncertainty surrounding Medicare Advantage reimbursement levels from the Federal government in 2023, which will be determined later in 2023, and (3) increased regulatory scrutiny in the form of potential Medicare Advantage audits across the industry. While these concerns have impacted UnitedHealth in the near-term, we believe company fundamentals remain intact given its large-scale business model, competitive advantages, and medium- to long-term growth prospects.

Alger Focus Equity Fund

The Alger Focus Equity Fund returned 17.64% for the fiscal twelve-month period ended October 31, 2023, compared to the 18.95% return of the Russell 1000 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Energy and the largest sector underweight was Information Technology.

Contributors to Performance

The Industrials and Consumer Discretionary sectors provided the largest contributions to relative performance. Regarding individual positions, NVIDIA Corp.; Microsoft Corp.; TransDigm Group Inc.; Amazon.com, Inc.; and Meta Platforms Inc. were among the top contributors to absolute performance.

NVIDIA is a leading supplier of graphics processing units for a variety of end markets, such as gaming, PCs, data centers, virtual reality and high-performance computing. The company is leading in most secular growth categories in computing, especially artificial intelligence and super-computing parallel processing techniques for solving complex computational problems. Simply put, NVIDIA’s computational power is a critical enabler of AI and therefore, in our view, critical to AI adoption. As such, we believe NVIDIA is a long-term high unit volume growth opportunity. During the period, shares contributed to performance as NVIDIA reported solid operating results well above analyst expectations, driven by strong demand from data centers. Growing AI data center workloads are driving demand for the increased interconnections and fully accelerated software stacks, thereby enabling leading application performance and fast result times.

Detractors from Performance

The Health Care and Information Technology sectors were the largest detractors from relative performance. Regarding individual positions, TransMedics Group, Inc.; Live Nation Entertainment, Inc.; UnitedHealth Group Incorporated; Tesla, Inc.; and GFL Environmental Inc were among the top detractors from absolute performance.

GFL Environmental is a leading solid waste and environmental services company with operations in the U.S. and Canada. GFL went through a period of M&A over the past few years, which included inheriting sizable debt. Since then, GFL has committed to reducing that high leverage by 2025 by selling off non-core assets and focusing on generating high free cash flow. During the period, shares detracted from performance, as investors viewed GFL as an inflation beneficiary whose earnings growth would slow as inflation moderates. Additionally, the company saw a moderate decline in volumes that some market participants viewed as potentially hindering GFL’s ability to raise prices as input costs increased. After speaking with the GFL management team, we believe the volume decline seen during the period was attributed to GFL exiting low profit margin businesses.

Alger Mid Cap Growth Institutional Fund

The Alger Mid Cap Growth Institutional Fund returned -0.17% for the fiscal twelve-month period ended October 31, 2023, compared to the 3.35% return of the Russell Midcap Growth Index. During the reporting period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Real Estate and the largest sector underweight was Financials.

Contributors to Performance

The Energy and Communication Services sectors provided the largest contributions to relative performance. Regarding individual positions, Prometheus Biosciences, Inc.; Cadence Design Systems, Inc.; TransDigm Group Inc.; Constellation Software Inc.; and Manhattan Associates, Inc. were among the top contributors to absolute performance.

Prometheus Biosciences is a biotechnology company focused on developing precision-based medicines to treat autoimmune conditions, primarily those afflicting the intestines such as inflammatory bowel disease (IBD) indications like ulcerative colitis and Crohn’s disease by leveraging a proprietary bioinformatics database. Shares outperformed after the company announced in April 2023 that it would be acquired by Merck & Co.

Detractors from Performance

The Industrials and Consumer Discretionary sectors were the largest detractors from relative performance. Regarding individual positions, CrowdStrike Holdings, Inc.; Repligen Corp.; Paycom Software, Inc.; DexCom, Inc.; and TransUnion were among the top detractors from absolute performance.

Repligen is a life science organization committed to supplying tools, consumables, and data analytics to the bioprocessing industry. It functions via four divisions: Filtration, Chromatography, Proteins & Affinity Resins, and Process Analytics. Repligen’s offerings play a key role in the creation and production of biological therapeutics, such as monoclonal antibodies, recombinant proteins, viral vectors, and cell and gene therapies. While the company reported operating results that were roughly in-line with consensus estimates, management lowered their full year 2023 forward guidance for revenues and earnings. The downward revision was attributed to destocking pressures throughout the bioprocessing industry, as inventory levels built up during COVID-19 remain higher than expected, leading to irregular order patterns in the near-term. Further, during their fiscal first quarter, the company experienced a 40% drop in orders from China, approximately 10% of company sales, which raised concerns about China’s recovery from COVID-19 lockdowns.

Alger Small Cap Growth Institutional Fund

The Alger Small Cap Growth Institutional Fund returned -11.52% for the fiscal twelve-month period ended October 31, 2023, compared to the -7.63% return of the Russell 2000 Growth Index. During the reporting period, the largest sector weightings were Health Care and Information Technology. The largest sector overweight was Information Technology and the largest sector underweight was Industrials.

Contributors to Performance

The Information Technology and Real Estate sectors provided the largest contributions to relative performance. Regarding individual positions, Manhattan Associates, Inc.; NeoGenomics, Inc.; Structure Therapeutics, Inc.; SPS Commerce, Inc.; and HubSpot, Inc. were among the top contributors to absolute performance.

Hubspot is a cloud-based marketing and sales platform for small- and medium-sized businesses (“SMBs”), focusing on inbound marketing strategies to attract, engage, and convert website visitors into customers. Its platform provides a comprehensive suite of applications including search engine optimization (SEO), blogging, marketing automation, customer relationship management (CRM), and analytics, utilizing a centralized database for personalized interactions. In our view, this approach fosters warmer prospect engagement compared to traditional methods like cold calling and email blasts. Over the years, the company has evolved from a small business CRM vendor to a comprehensive provider of marketing, sales and content management solutions for global SMBs. With an approximate 3% combined market share, a large customer base, robust partner network and extensive HubSpot suite, we believe the company is well positioned to capture additional market share in the large SMB front office applications industry, as well as expand in the upmarket segment (i.e., companies with 200 to 2,000 employees). Shares contributed to performance during the period, as the company reported strong operating results, noting better-than-expected revenues coupled with the highest number of new customer adds in two years. With the avid appetite to embrace generative AI technologies, we believe Hubspot has the potential to further its momentum with noteworthy architectural advantages tied to a unified data platform, broad distribution reach and a central role in front-office workflows.

Detractors from Performance

The Health Care and Industrials sectors were the largest detractors from relative performance. Regarding individual positions, Insulet Corp.; Xometry, Inc.; Magnolia Oil & Gas Corp.; Tandem Diabetes Care, Inc.; and QuidelOrtho Corp. were among the top detractors from absolute performance.

Insulet Corp. is a medical device company focused on commercializing its Omnipod portfolio of insulin delivery devices. The company’s Omnipod device is a tubeless insulin pump that is in the shape of a pod – this device is directly attached to a patient’s body. The key differentiator between Insulet’s insulin delivery devices and those of competitors is the tubeless feature – this enables a more discrete administration of insulin. Insulet’s Omnipod portfolio includes three key product lines: Classic Omnipod, Omnipod DASH, and Omnipod 5. The Omnipod technology is also used as a subcutaneous drug delivery system to deliver certain therapeutics. During the period, shares detracted from performance as investors became concerned about the long-term impact of GLP-1 drugs, a newer class of drugs that are highly effective in treating diabetes and obesity.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Executive Officer, Chief Investment Officer

Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Performance of funds discussed above represents the twelve-month period return of Class I shares.

The performance data quoted in this material represents past performance, which is not an indication or a guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2023. Securities mentioned in the Shareholders’ Letter, if not found in the Schedules of Investments, were held by the funds during the fiscal twelve-month period ended October 31, 2023.

Risk Disclosures

Alger Capital Appreciation Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Focus Equity Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Mid Cap Growth Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Small Cap Growth Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus and summary prospectus containing this and other information or for The Alger Institutional Funds’ most recent month-end performance data, visit www.alger.com, call (800) 992-3863 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

●	Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock.

●	The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers. The Bureau of Labor Statistics (BLS) calculates the CPI as a weighted average of prices for a basket of goods and services representative of aggregate U.S. consumer spending.

●	The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets (DM) countries (excluding the U.S.) and Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.

●	The MSCI Emerging Markets Index captures large-and mid-cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

●	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

●	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

●	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

●	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is constructed to provide a comprehensive and unbiased barometer of the small-cap segment.

●	The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market

●	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

●	The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment.

●	The S&P 500 Index is an unmanaged index considered representative of large-cap growth stocks.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through October 31, 2023 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2023. Figures for the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Capital Appreciation Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Capital Appreciation Institutional Fund Class R, Class Y and Class Z-2 shares may vary from the results shown above due to differences in expenses each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through October 31, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/23

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class I	17.01%	9.89%	11.16%
Class R	16.53%	9.41%	10.65%
Russell 1000 Growth Index	18.95%	14.22%	13.82%

			Since
	1 YEAR	5 YEARS	Inception
Class Y (Inception 2/28/17)	17.55%	10.34%	11.78%
Russell 1000 Growth Index	18.95%	14.22%	14.77%

			Since
	1 YEAR	5 YEARS	Inception
Class Z-2 (Inception 10/14/16)	17.48%	10.26%	12.43%
Russell 1000 Growth Index	18.95%	14.22%	15.60%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER FOCUS EQUITY FUND

Fund Highlights Through October 31, 2023 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Focus Equity Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2023. On October 15, 2018, Alger Capital Appreciation Focus Fund changed its name to Alger Focus Equity Fund. Figures for Alger Focus Equity Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Focus Equity Fund Class I shares also include reinvestment of capital gains. Performance for Alger Focus Equity Fund Class A, Class C, Class Y and Class Z shares may vary from the results shown above due to differences in expenses and sales charges that those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER FOCUS EQUITY FUND

Fund Highlights Through October 31, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/23

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class A	11.43%	10.18%	12.00%
Class C	15.71%	10.54%	11.76%
Class I	17.64%	11.43%	12.68%
Class Z	18.00%	11.74%	12.99%
Russell 1000 Growth Index	18.95%	14.22%	13.82%

	1 YEAR	5 YEARS	Since Inception
Class Y (Inception 2/28/17)	18.05%	11.77%	13.65%
Russell 1000 Growth Index	18.95%	14.22%	14.77%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. On October 15, 2018, the Fund changed its name from Alger Capital Appreciation Focus Fund to Alger Focus Equity Fund. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2023 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2023. Figures for Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/23

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class I	(0.17)%	5.98%	7.59%
Class R	(0.68)%	5.48%	7.05%
Russell Midcap Growth Index	3.35%	8.09%	9.09%

	1 YEAR	5 YEARS	Since Inception
Class Z-2 (Inception 10/14/16)	0.28%	6.37%	9.41%
Russell Midcap Growth Index	3.35%	8.09%	9.99%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2023 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2023. Figures for the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Growth Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Small Cap Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/23

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class I	(11.52)%	1.50%	5.13%
Class R	(12.00)%	1.01%	4.62%
Russell 2000 Growth Index	(7.63)%	2.68%	5.67%

	1 YEAR	5 YEARS	Since Inception
Class Z-2 (Inception 8/1/16)	(11.25)%	1.84%	7.30%
Russell 2000 Growth Index	(7.63)%	2.68%	5.69%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†

October 31, 2023 (Unaudited)

SECTORS	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
Communication Services	15.0%	16.0%	6.7%	4.7%
Consumer Discretionary	12.6	12.6	11.3	11.1
Consumer Staples	0.0	0.0	1.5	3.6
Energy	3.3	3.1	3.6	4.4
Financials	5.4	6.5	8.4	3.5
Healthcare	13.1	13.0	15.7	30.6
Industrials	6.9	6.2	17.7	8.4
Information Technology	41.5	38.0	27.5	32.2
Materials	1.4	1.8	2.1	0.6
Real Estate	0.0	0.0	4.9	0.0
Short-Term Investments and Net Other Assets	0.8	2.8	0.6	0.9
	100.0%	100.0%	100.0%	100.0%

† Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments October 31, 2023

COMMON STOCKS—98.9%	SHARES	VALUE
ADVERTISING—0.7%
The Trade Desk, Inc., Cl. A*	166,439	$11,810,511
AEROSPACE & DEFENSE—2.7%
HEICO Corp.	102,515	16,239,401
TransDigm Group, Inc.*	40,698	33,701,607
		49,941,008
APPLICATION SOFTWARE—4.0%
Adobe, Inc.*	76,339	40,616,928
Cadence Design Systems, Inc.*	62,914	15,089,923
Intuit, Inc.	35,064	17,354,927
		73,061,778
AUTOMOBILE MANUFACTURERS—1.4%
Rivian Automotive, Inc., Cl. A*	77,769	1,261,413
Tesla, Inc.*	122,034	24,509,309
		25,770,722
AUTOMOTIVE PARTS & EQUIPMENT—0.3%
Mobileye Global, Inc., Cl. A*	160,473	5,724,072
BIOTECHNOLOGY—4.0%
Amgen, Inc.	59,459	15,203,666
Natera, Inc.*	522,660	20,629,390
Regeneron Pharmaceuticals, Inc.*	11,152	8,697,333
Vaxcyte, Inc.*	306,406	14,738,129
Vertex Pharmaceuticals, Inc.*	38,086	13,791,322
		73,059,840
BROADLINE RETAIL—9.0%
Amazon.com, Inc.*	1,006,637	133,973,319
MercadoLibre, Inc.*	23,827	29,563,112
		163,536,431
CARGO GROUND TRANSPORTATION—0.4%
Old Dominion Freight Line, Inc.	20,135	7,584,049
CASINOS & GAMING—1.2%
DraftKings, Inc., Cl. A*	425,811	11,760,900
Flutter Entertainment PLC*	67,000	10,523,831
		22,284,731
CONSTRUCTION & ENGINEERING—0.5%
Quanta Services, Inc.	59,653	9,969,209
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—0.5%
Wabtec Corp.	87,931	9,322,445
CONSTRUCTION MATERIALS—1.1%
Martin Marietta Materials, Inc.	48,792	19,953,000
ELECTRICAL COMPONENTS & EQUIPMENT—1.2%
Eaton Corp., PLC	35,096	7,296,810
Vertiv Holdings Co., Cl. A	369,708	14,518,433
		21,815,243
ENVIRONMENTAL & FACILITIES SERVICES—1.1%
GFL Environmental, Inc.	596,653	17,195,539
Veralto Corp.*	28,729	1,982,301
		19,177,840

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments October 31, 2023 (Continued)

COMMON STOCKS—98.9% (CONT.)	SHARES	VALUE
FINANCIAL EXCHANGES & DATA—2.2%
CME Group, Inc., Cl. A	71,697	$15,304,442
S&P Global, Inc.	69,243	24,187,272
		39,491,714
HEALTHCARE DISTRIBUTORS—1.1%
McKesson Corp.	42,760	19,471,194
HEALTHCARE EQUIPMENT—2.8%
Boston Scientific Corp.*	396,096	20,276,154
Dexcom, Inc.*	171,988	15,277,694
Intuitive Surgical, Inc.*	51,369	13,469,979
TransMedics Group, Inc.*	33,973	1,273,308
		50,297,135
HEALTHCARE FACILITIES—0.8%
Acadia Healthcare Co., Inc.*	204,460	15,029,855
HOTELS RESORTS & CRUISE LINES—0.7%
Booking Holdings, Inc.*	2,092	5,835,760
Trip.com Group Ltd.#,*	214,519	7,293,646
		13,129,406
INDUSTRIAL GASES—0.3%
Air Products & Chemicals, Inc.	21,869	6,176,680
INTERACTIVE MEDIA & SERVICES—11.6%
Alphabet, Inc., Cl. C*	721,990	90,465,347
Meta Platforms, Inc., Cl. A*	333,652	100,519,338
Pinterest, Inc., Cl. A*	671,883	20,075,864
		211,060,549
INTERNET SERVICES & INFRASTRUCTURE—0.6%
MongoDB, Inc., Cl. A*	30,027	10,347,004
LIFE SCIENCES TOOLS & SERVICES—0.9%
Danaher Corp.	86,188	16,549,820
MANAGED HEALTHCARE—2.3%
Humana, Inc.	37,643	19,713,263
UnitedHealth Group, Inc.	43,099	23,082,100
		42,795,363
MOVIES & ENTERTAINMENT—2.7%
Liberty Media Corp. Series C Liberty Formula One*	214,654	13,885,967
Netflix, Inc.*	75,014	30,882,514
Spotify Technology SA*	29,275	4,823,349
		49,591,830
OIL & GAS EQUIPMENT & SERVICES—1.0%
Schlumberger NV	316,831	17,634,813
OIL & GAS EXPLORATION & PRODUCTION—1.7%
Diamondback Energy, Inc.	59,814	9,589,381
Hess Corp.	62,681	9,051,136
Pioneer Natural Resources Co.	49,851	11,914,389
		30,554,906
OIL & GAS STORAGE & TRANSPORTATION—0.6%
Cheniere Energy, Inc.	70,692	11,764,563
PASSENGER GROUND TRANSPORTATION—0.5%
Uber Technologies, Inc.*	215,915	9,344,801

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments October 31, 2023 (Continued)

COMMON STOCKS—98.9% (CONT.)	SHARES	VALUE
PHARMACEUTICALS—1.2%
Eli Lilly & Co.	40,373	$22,363,816
SEMICONDUCTORS—12.0%
Advanced Micro Devices, Inc.*	150,331	14,807,603
Broadcom, Inc.	21,643	18,209,771
Marvell Technology, Inc.	616,277	29,100,600
NVIDIA Corp.	338,681	138,114,112
Taiwan Semiconductor Manufacturing Co., Ltd.#	215,865	18,631,308
		218,863,394
SYSTEMS SOFTWARE—16.9%
Microsoft Corp.	833,706	281,884,336
Oracle Corp.	36,711	3,795,917
Palo Alto Networks, Inc.*	6,127	1,488,984
ServiceNow, Inc.*	36,470	21,220,069
		308,389,306
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.7%
Apple, Inc.	764,965	130,633,073
Dell Technologies, Inc., Cl. C	139,448	9,330,466
		139,963,539
TRANSACTION & PAYMENT PROCESSING SERVICES—3.2%
Visa, Inc., Cl. A	246,200	57,881,620
TOTAL COMMON STOCKS
(Cost $1,025,548,058)		1,803,712,187
PREFERRED STOCKS—0.1%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.1%
Chime Financial, Inc., Series G*,@,(a)	38,919	1,467,635
(Cost $2,688,128)		1,467,635
SPECIAL PURPOSE VEHICLE—0.2%		VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.2%
Crosslink Ventures C, LLC, Cl. A*,@,(a),(b)		2,831,337
(Cost $3,075,000)		2,831,337
Total Investments
(Cost $1,031,311,186)	99.2%	$1,808,011,159
Affiliated Securities (Cost $3,075,000)		2,831,337
Unaffiliated Securities (Cost $1,028,236,186)		1,805,179,822
Other Assets in Excess of Liabilities	0.8%	15,418,116
NET ASSETS	100.0%	$1,823,429,275

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
*	Non-income producing security.

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments October 31, 2023 (Continued)

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2023
Chime Financial, Inc., Series G	8/24/21	$2,688,128	0.06%	$1,467,635	0.08%
Crosslink Ventures C, LLC, Cl. A	10/2/20	3,075,000	0.08%	2,831,337	0.16%
Total				$4,298,972	0.24%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments October 31, 2023

COMMON STOCKS—97.2%	SHARES	VALUE
ADVERTISING—0.7%
The Trade Desk, Inc., Cl. A*	106,802	$7,578,670
AEROSPACE & DEFENSE—1.7%
TransDigm Group, Inc.*	23,236	19,241,499
APPLICATION SOFTWARE—3.9%
Adobe, Inc.*	55,675	29,622,441
Cadence Design Systems, Inc.*	15,894	3,812,176
Intuit, Inc.	20,453	10,123,212
		43,557,829
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
Ares Management Corp., Cl. A	59,456	5,861,767
AUTOMOBILE MANUFACTURERS—1.4%
Tesla, Inc.*	78,312	15,728,182
AUTOMOTIVE PARTS & EQUIPMENT—0.7%
Mobileye Global, Inc., Cl. A*	214,455	7,649,610
BIOTECHNOLOGY—3.3%
Amgen, Inc.	40,568	10,373,238
Natera, Inc.*	439,533	17,348,368
Vaxcyte, Inc.*	187,725	9,029,572
		36,751,178
BROADLINE RETAIL—8.5%
Amazon.com, Inc.*	545,373	72,583,692
MercadoLibre, Inc.*	17,959	22,282,450
		94,866,142
CASINOS & GAMING—1.4%
DraftKings, Inc., Cl. A*	273,216	7,546,226
Flutter Entertainment PLC*	39,384	6,186,128
MGM Resorts International	46,907	1,637,992
		15,370,346
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—0.7%
Wabtec Corp.	73,587	7,801,694
CONSTRUCTION MATERIALS—1.3%
Martin Marietta Materials, Inc.	35,599	14,557,855
ELECTRICAL COMPONENTS & EQUIPMENT—1.4%
Eaton Corp., PLC	13,658	2,839,635
Vertiv Holdings Co., Cl. A	328,628	12,905,221
		15,744,856
ENVIRONMENTAL & FACILITIES SERVICES—2.4%
GFL Environmental, Inc.	926,520	26,702,306
FINANCIAL EXCHANGES & DATA—3.0%
CME Group, Inc., Cl. A	74,171	15,832,541
S&P Global, Inc.	50,567	17,663,559
		33,496,100
HEALTHCARE DISTRIBUTORS—1.4%
McKesson Corp.	34,187	15,567,392
HEALTHCARE EQUIPMENT—2.6%
Boston Scientific Corp.*	306,032	15,665,778
TransMedics Group, Inc.*	352,889	13,226,280
		28,892,058

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments October 31, 2023 (Continued)

COMMON STOCKS—97.2% (CONT.)	SHARES	VALUE
HEALTHCARE FACILITIES—1.0%
Acadia Healthcare Co., Inc.*	155,709	$11,446,169
HOTELS RESORTS & CRUISE LINES—0.6%
Trip.com Group Ltd.#,*	194,032	6,597,088
INDUSTRIAL GASES—0.5%
Air Products & Chemicals, Inc.	20,696	5,845,378
INTERACTIVE MEDIA & SERVICES—11.9%
Alphabet, Inc., Cl. C*	452,037	56,640,236
Meta Platforms, Inc., Cl. A*	210,387	63,383,291
Pinterest, Inc., Cl. A*	421,761	12,602,219
		132,625,746
LIFE SCIENCES TOOLS & SERVICES—0.6%
Danaher Corp.	35,403	6,798,084
MANAGED HEALTHCARE—2.2%
UnitedHealth Group, Inc.	46,395	24,847,306
MOVIES & ENTERTAINMENT—3.4%
Liberty Media Corp. Series C Liberty Formula One*	255,087	16,501,578
Netflix, Inc.*	50,552	20,811,753
		37,313,331
OIL & GAS EQUIPMENT & SERVICES—1.4%
Schlumberger NV	267,880	14,910,201
OIL & GAS EXPLORATION & PRODUCTION—1.7%
EOG Resources, Inc.	146,727	18,524,284
PHARMACEUTICALS—1.9%
AstraZeneca PLC#	119,052	7,527,658
Eli Lilly & Co.	24,488	13,564,638
		21,092,296
SEMICONDUCTORS—11.0%
Advanced Micro Devices, Inc.*	91,093	8,972,661
Marvell Technology, Inc.	406,697	19,204,232
NVIDIA Corp.	205,005	83,601,039
Taiwan Semiconductor Manufacturing Co., Ltd.#	130,199	11,237,476
		123,015,408
SYSTEMS SOFTWARE—16.0%
Microsoft Corp.	485,324	164,092,898
ServiceNow, Inc.*	24,703	14,373,440
		178,466,338
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.1%
Apple, Inc.	464,699	79,356,648
TRANSACTION & PAYMENT PROCESSING SERVICES—3.0%
Visa, Inc., Cl. A	143,705	33,785,046
TOTAL COMMON STOCKS
(Cost $796,152,732)		1,083,990,807
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	76,825	—
(Cost $345,713)		—

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments October 31, 2023 (Continued)

SHORT-TERM INVESTMENTS—0.4%	SHARES	VALUE
U.S. GOVERNMENT—0.4%
U.S. Treasury Bill, 0.0%, 11/2/23	5,000,000	$4,999,278
(Cost $4,999,278)		4,999,278
Total Investments
(Cost $801,497,723)	97.6%	$1,088,990,085
Affiliated Securities (Cost $345,713)		—
Unaffiliated Securities (Cost $801,152,010)		1,088,990,085
Other Assets in Excess of Liabilities	2.4%	26,502,522
NET ASSETS	100.0%	$1,115,492,607

#	American Depositary Receipts.
(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2023
Prosetta Biosciences, Inc., Series D	2/6/15	$345,713	0.80%	$0	0.00%
Total				$0	0.00%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2023

COMMON STOCKS—97.6%	SHARES	VALUE
ADVERTISING—2.4%
The Trade Desk, Inc., Cl. A*	17,874	$1,268,339
AEROSPACE & DEFENSE—4.4%
HEICO Corp.	7,866	1,246,053
TransDigm Group, Inc.*	1,365	1,130,343
		2,376,396
APPLICATION SOFTWARE—14.2%
Bill.com Holdings, Inc.*	2,041	186,323
Cadence Design Systems, Inc.*	5,875	1,409,119
Constellation Software, Inc.	887	1,778,292
Datadog, Inc., Cl. A*	12,226	996,052
Guidewire Software, Inc.*	10,664	961,146
Manhattan Associates, Inc.*	4,680	912,507
Procore Technologies, Inc.*	9,848	601,614
The Descartes Systems Group, Inc.*	11,763	850,255
		7,695,308
ASSET MANAGEMENT & CUSTODY BANKS—2.2%
Ares Management Corp., Cl. A	12,097	1,192,643
AUTOMOTIVE PARTS & EQUIPMENT—0.5%
Mobileye Global, Inc., Cl. A*	7,933	282,970
AUTOMOTIVE RETAIL—1.7%
AutoZone, Inc.*	364	901,675
BIOTECHNOLOGY—2.6%
Natera, Inc.*	26,267	1,036,758
Vaxcyte, Inc.*	8,096	389,418
		1,426,176
BUILDING PRODUCTS—0.5%
Trex Co., Inc.*	5,005	281,331
CARGO GROUND TRANSPORTATION—2.4%
Old Dominion Freight Line, Inc.	3,477	1,309,647
CONSTRUCTION & ENGINEERING—0.8%
WillScot Mobile Mini Holdings Corp.*	10,373	408,800
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—1.8%
Wabtec Corp.	9,074	962,025
CONSTRUCTION MATERIALS—2.1%
Martin Marietta Materials, Inc.	2,800	1,145,032
CONSUMER STAPLES MERCHANDISE RETAIL—1.0%
BJ’s Wholesale Club Holdings, Inc.*	8,182	557,358
ELECTRICAL COMPONENTS & EQUIPMENT—1.1%
Vertiv Holdings Co., Cl. A	14,546	571,221
ELECTRONIC COMPONENTS—2.4%
Amphenol Corp., Cl. A	16,284	1,311,676
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.0%
Novanta, Inc.*	4,265	563,236
ENVIRONMENTAL & FACILITIES SERVICES—3.0%
GFL Environmental, Inc.	56,610	1,631,500

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2023 (Continued)

COMMON STOCKS—97.6% (CONT.)	SHARES	VALUE
FINANCIAL EXCHANGES & DATA—2.8%
MarketAxess Holdings, Inc.	1,295	$276,806
MSCI, Inc., Cl. A	2,659	1,253,852
		1,530,658
HEALTHCARE EQUIPMENT—3.8%
Dexcom, Inc.*	7,528	668,712
IDEXX Laboratories, Inc.*	2,941	1,174,841
Insulet Corp.*	1,503	199,253
		2,042,806
HEALTHCARE FACILITIES—1.8%
Acadia Healthcare Co., Inc.*	12,858	945,192
HEALTHCARE TECHNOLOGY—1.9%
Veeva Systems, Inc., Cl. A*	5,222	1,006,332
HOME IMPROVEMENT RETAIL—1.0%
Floor & Decor Holdings, Inc., Cl. A*	6,812	561,309
HOMEBUILDING—1.7%
NVR, Inc.*	173	936,383
HOTELS RESORTS & CRUISE LINES—2.0%
Hilton Worldwide Holdings, Inc.	7,241	1,097,229
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.3%
Paycom Software, Inc.	1,831	448,540
Paylocity Holding Corp.*	1,527	273,944
		722,484
INSURANCE BROKERS—1.5%
Ryan Specialty Holdings, Inc., Cl. A*	18,365	793,368
INTERACTIVE MEDIA & SERVICES—1.7%
Pinterest, Inc., Cl. A*	29,667	886,450
INTERNET SERVICES & INFRASTRUCTURE—2.3%
MongoDB, Inc., Cl. A*	3,526	1,215,024
IT CONSULTING & OTHER SERVICES—2.0%
Globant SA*	6,268	1,067,378
LIFE SCIENCES TOOLS & SERVICES—5.1%
Mettler-Toledo International, Inc.*	403	397,035
Repligen Corp.*	7,934	1,067,599
West Pharmaceutical Services, Inc.	4,065	1,293,849
		2,758,483
MOVIES & ENTERTAINMENT—2.6%
Liberty Media Corp. Series C Liberty Formula One*	13,509	873,897
Spotify Technology SA*	3,300	543,708
		1,417,605
OIL & GAS EXPLORATION & PRODUCTION—3.6%
Diamondback Energy, Inc.	12,169	1,950,934
OTHER SPECIALTY RETAIL—0.7%
Five Below, Inc.*	2,182	379,624
PROPERTY & CASUALTY INSURANCE—1.9%
Intact Financial Corp.	7,115	999,738

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2023 (Continued)

COMMON STOCKS—97.6% (CONT.)	SHARES	VALUE
REAL ESTATE SERVICES—4.9%
CoStar Group, Inc.*	13,496	$990,742
FirstService Corp.	11,888	1,681,795
		2,672,537
RESEARCH & CONSULTING SERVICES—2.4%
TransUnion	2,911	127,735
Verisk Analytics, Inc., Cl. A	5,029	1,143,393
		1,271,128
RESTAURANTS—3.7%
Chipotle Mexican Grill, Inc., Cl. A*	533	1,035,193
Domino’s Pizza, Inc.	2,887	978,664
		2,013,857
SEMICONDUCTORS—4.3%
Lattice Semiconductor Corp.*	6,938	385,822
Marvell Technology, Inc.	24,192	1,142,346
ON Semiconductor Corp.*	12,227	765,900
		2,294,068
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—0.5%
Celsius Holdings, Inc.*	1,817	276,348
TOTAL COMMON STOCKS
(Cost $50,439,011)		52,724,268
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	166,009	—
(Cost $747,040)		—
WARRANTS—0.0%	SHARES	VALUE
APPLICATION SOFTWARE—0.0%
Constellation Software, Inc., 3/31/40*,(b)	638	—
(Cost $0)		—
RIGHTS—0.5%	SHARES	VALUE
BIOTECHNOLOGY—0.5%
Tolero CDR*,@,(b),(c)	422,928	287,591
(Cost $226,186)		287,591
SPECIAL PURPOSE VEHICLE—1.3%		VALUE
DATA PROCESSING & OUTSOURCED SERVICES—1.3%
Crosslink Ventures C, LLC, Cl. A*,@,(a),(b)		506,418
Crosslink Ventures C, LLC, Cl. B*,@,(a),(b)		207,171
		713,589
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $775,000)		713,589
Total Investments
(Cost $52,187,237)	99.4%	$53,725,448
Affiliated Securities (Cost $1,522,040)		713,589
Unaffiliated Securities (Cost $50,665,197)		53,011,859
Other Assets in Excess of Liabilities	0.6%	345,784
NET ASSETS	100.0%	$54,071,232

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2023 (Continued)

(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(c)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2023
Crosslink Ventures C, LLC, Cl. A	10/2/20	$550,000	0.50%	$506,418	0.94%
Crosslink Ventures C, LLC, Cl. B	12/16/20	225,000	0.19%	207,171	0.38%
Prosetta Biosciences, Inc., Series D	2/6/15	747,040	0.50%	0	0.00%
Tolero CDR	2/6/17	226,186	0.23%	287,591	0.53%
Total				$1,001,180	1.85%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2023

COMMON STOCKS—93.3%	SHARES	VALUE
AEROSPACE & DEFENSE—4.5%
HEICO Corp.	17,374	$2,752,215
Hexcel Corp.	10,419	645,145
Mercury Systems, Inc.*	36,403	1,309,780
		4,707,140
APPAREL ACCESSORIES & LUXURY GOODS—1.5%
Capri Holdings Ltd.*	31,276	1,600,706
APPAREL RETAIL—1.0%
Victoria’s Secret & Co.*	59,084	1,056,422
APPLICATION SOFTWARE—23.8%
ACI Worldwide, Inc.*	22,028	448,710
Alteryx, Inc., Cl. A*	9,981	319,492
AppFolio, Inc., Cl. A*	10,065	1,887,892
Bill.com Holdings, Inc.*	11,877	1,084,251
Blackbaud, Inc.*	16,864	1,102,906
Blackline, Inc.*	26,519	1,302,083
Everbridge, Inc.*	40,138	827,244
Guidewire Software, Inc.*	16,253	1,464,883
HubSpot, Inc.*	3,961	1,678,553
Manhattan Associates, Inc.*	25,480	4,968,091
Q2 Holdings, Inc.*	46,342	1,391,650
Smartsheet, Inc., Cl. A*	30,478	1,205,100
Sprout Social, Inc., Cl. A*	29,462	1,275,115
SPS Commerce, Inc.*	26,513	4,251,095
Vertex, Inc., Cl. A*	78,638	1,903,826
		25,110,891
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
Affiliated Managers Group, Inc.	7,532	924,628
AUTOMOTIVE PARTS & EQUIPMENT—0.0%
Atmus Filtration Technologies, Inc.*	1,762	33,055
BIOTECHNOLOGY—10.2%
ACELYRIN, Inc.*	10,798	109,978
ADMA Biologics, Inc.*	199,296	673,620
Akero Therapeutics, Inc.*	10,493	125,077
Arcus Biosciences, Inc.*	16,387	257,440
Bridgebio Pharma, Inc.*	20,438	532,206
Cabaletta Bio, Inc.*	109,132	1,556,222
ImmunoGen, Inc.*	37,049	550,548
Immunovant, Inc.*	38,620	1,276,391
Karuna Therapeutics, Inc.*	5,680	946,345
Krystal Biotech, Inc.*	4,836	565,183
Mirati Therapeutics, Inc.*	5,478	304,193
MoonLake Immunotherapeutics, Cl. A*	25,122	1,301,571
Morphic Holding, Inc.*	14,049	280,278
Nuvalent, Inc., Cl. A*	14,359	747,960
Prothena Corp., PLC*	6,845	249,569
RAPT Therapeutics, Inc.*	18,247	239,948
Vaxcyte, Inc.*	20,624	992,014
		10,708,543

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2023 (Continued)

COMMON STOCKS—93.3% (CONT.)	SHARES	VALUE
BUILDING PRODUCTS—0.3%
The AZEK Co., Inc., Cl. A*	12,825	$336,015
CONSTRUCTION MATERIALS—0.5%
Summit Materials, Inc., Cl. A*	16,997	559,201
CONSUMER STAPLES MERCHANDISE RETAIL—1.3%
BJ’s Wholesale Club Holdings, Inc.*	19,680	1,340,601
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.0%
908 Devices, Inc.*	179,361	1,063,611
FOOTWEAR—0.7%
On Holding AG, Cl. A*	27,618	708,954
HEALTHCARE DISTRIBUTORS—0.4%
PetIQ, Inc., Cl. A*	24,606	461,854
HEALTHCARE EQUIPMENT—5.0%
Impulse Dynamics PLC, Class E*,@,(a)	532,406	1,517,357
Inmode Ltd.*	35,640	680,724
Insulet Corp.*	6,477	858,656
QuidelOrtho Corp.*	22,164	1,353,777
Shockwave Medical, Inc.*	2,370	488,836
Tandem Diabetes Care, Inc.*	20,218	349,772
		5,249,122
HEALTHCARE SERVICES—0.6%
Guardant Health, Inc.*	10,661	275,907
Privia Health Group, Inc.*	19,151	402,554
		678,461
HEALTHCARE SUPPLIES—0.8%
Neogen Corp.*	58,266	867,581
HEALTHCARE TECHNOLOGY—1.8%
Doximity, Inc., Cl. A*	7,369	150,548
Veeva Systems, Inc., Cl. A*	9,277	1,787,771
		1,938,319
HOMEBUILDING—1.0%
Skyline Champion Corp.*	18,355	1,076,154
HOMEFURNISHING RETAIL—0.6%
RH*	2,749	599,172
HOTELS RESORTS & CRUISE LINES—0.2%
MakeMyTrip Ltd.*	5,677	219,870
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.1%
Paycom Software, Inc.	334	81,820
INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS—3.1%
Gates Industrial Corp., PLC*	80,650	880,698
RBC Bearings, Inc.*	6,617	1,454,681
The Middleby Corp.*	8,550	965,039
		3,300,418
INTERACTIVE HOME ENTERTAINMENT—1.8%
Take-Two Interactive Software, Inc.*	13,859	1,853,641
INTERACTIVE MEDIA & SERVICES—0.8%
Bumble, Inc., Cl. A*	61,995	833,213
LEISURE FACILITIES—1.1%
Planet Fitness, Inc., Cl. A*	20,244	1,118,886

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2023 (Continued)

COMMON STOCKS—93.3% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—6.3%
Bio-Techne Corp.	44,158	$2,412,352
CryoPort, Inc.*	49,023	475,523
ICON PLC*	7,436	1,814,087
MaxCyte, Inc.*	76,412	226,179
Mesa Laboratories, Inc.	3,596	337,413
Quanterix Corp.*	8,534	185,358
Repligen Corp.*	9,206	1,238,759
		6,689,671
MANAGED HEALTHCARE—2.4%
HealthEquity, Inc.*	35,812	2,567,004
MOVIES & ENTERTAINMENT—2.1%
Live Nation Entertainment, Inc.*	27,942	2,235,919
OIL & GAS EQUIPMENT & SERVICES—1.1%
ChampionX Corp.	37,900	1,167,320
OIL & GAS EXPLORATION & PRODUCTION—3.3%
Magnolia Oil & Gas Corp., Cl. A	155,412	3,488,999
PERSONAL CARE PRODUCTS—1.0%
e.l.f. Beauty, Inc.*	5,954	551,519
Oddity Tech Ltd., Cl. A*	18,151	463,758
		1,015,277
PHARMACEUTICALS—2.8%
Cymabay Therapeutics, Inc.*	61,525	1,007,780
Pliant Therapeutics, Inc.*	21,305	312,544
Structure Therapeutics, Inc.#,*	20,217	1,502,123
Ventyx Biosciences, Inc.*	9,985	143,984
		2,966,431
REGIONAL BANKS—1.0%
Webster Financial Corp.	26,511	1,006,623
RESTAURANTS—5.0%
Cava Group, Inc.*	7,795	246,244
Kura Sushi USA, Inc., Cl. A*	22,813	1,303,535
Shake Shack, Inc., Cl. A*	15,078	844,971
Wingstop, Inc.	15,712	2,871,682
		5,266,432
SEMICONDUCTORS—1.4%
Rambus, Inc.*	11,412	620,014
Universal Display Corp.	6,344	882,958
		1,502,972
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—1.3%
Celsius Holdings, Inc.*	9,009	1,370,179
SPECIALTY CHEMICALS—0.1%
Balchem Corp.	726	84,390
SYSTEMS SOFTWARE—0.5%
Rapid7, Inc.*	11,290	524,872
TRADING COMPANIES & DISTRIBUTORS—0.4%
Xometry, Inc., Cl. A*	25,951	377,587
TRANSACTION & PAYMENT PROCESSING SERVICES—1.6%
DLocal Ltd., Cl. A*	67,572	1,138,588

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2023 (Continued)

COMMON STOCKS—93.3% (CONT.)	SHARES	VALUE
TRANSACTION & PAYMENT PROCESSING SERVICES—1.6% (CONT.)
Marqeta, Inc., Cl. A*	110,211	$569,791
		1,708,379
TOTAL COMMON STOCKS
(Cost $83,997,615)		98,400,333
PREFERRED STOCKS—4.1%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	133,263	—
DATA PROCESSING & OUTSOURCED SERVICES—4.1%
Chime Financial, Inc., Series G*,@,(a)	114,399	4,313,986
TOTAL PREFERRED STOCKS
(Cost $8,501,200)		4,313,986
RIGHTS—0.3%	SHARES	VALUE
BIOTECHNOLOGY—0.3%
Tolero CDR*,@,(a),(c)	528,559	359,420
(Cost $285,725)		359,420
SPECIAL PURPOSE VEHICLE—1.4%		VALUE
DATA PROCESSING & OUTSOURCED SERVICES—1.4%
Crosslink Ventures C, LLC, Cl. A*,@,(a),(b)		1,173,969
Crosslink Ventures C, LLC, Cl. B*,@,(a),(b)		299,247
		1,473,216
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $1,600,000)		1,473,216
Total Investments
(Cost $94,384,540)	99.1%	$104,546,955
Affiliated Securities (Cost $2,199,684)		1,473,216
Unaffiliated Securities (Cost $92,184,856)		103,073,739
Other Assets in Excess of Liabilities	0.9%	903,607
NET ASSETS	100.0%	$105,450,562

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2023
Chime Financial, Inc., Series G	8/24/21	$7,901,516	2.12%	$4,313,986	4.09%
Crosslink Ventures C, LLC, Cl. A	10/2/20	1,275,000	0.49%	1,173,969	1.11%
Crosslink Ventures C, LLC, Cl. B	12/16/20	325,000	0.11%	299,247	0.29%
Impulse Dynamics PLC, Class E	2/11/22	1,756,940	0.71%	1,517,357	1.44%
Prosetta Biosciences, Inc., Series D	2/6/15	599,684	0.10%	0	0.00%
Tolero CDR	2/6/17	285,725	0.16%	359,420	0.34%
Total				$7,663,979	7.27%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2023

	Alger Capital Appreciation Institutional Fund		Alger Focus Equity Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$1,805,179,822		$1,088,990,085
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	2,831,337		—
Cash and cash equivalents	10,206,907		26,864,725
Receivable for investment securities sold	29,245,796		9,283,150
Receivable for shares of beneficial interest sold	1,247,074		617,879
Dividends and interest receivable	461,875		141,132
Receivable from Investment Manager	26,177		5,605
Prepaid expenses	62,121		98,480
Total Assets	1,849,261,109		1,126,001,056

LIABILITIES:
Payable for investment securities purchased	15,752,534		8,849,401
Payable for shares of beneficial interest redeemed	7,580,075		864,665
Accrued investment advisory fees	1,331,154		521,261
Accrued distribution fees	139,050		65,718
Accrued shareholder servicing fees	290,902		10,307
Accrued shareholder administrative fees	16,434		10,842
Accrued administrative fees	45,193		27,567
Accrued transfer agent fees	521,176		31,065
Accrued fund accounting fees	53,156		32,961
Accrued professional fees	36,788		27,857
Accrued printing fees	35,952		45,802
Accrued custodian fees	16,836		12,792
Accrued trustee fees	9,337		4,500
Accrued other expenses	3,247		3,711
Total Liabilities	25,831,834		10,508,449
NET ASSETS	$1,823,429,275		$1,115,492,607

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	917,321,444		1,045,492,318
Distributable earnings	906,107,831		70,000,289
NET ASSETS	$1,823,429,275		$1,115,492,607
* Identified cost	$1,028,236,186	(a)	$801,152,010	(b)
** Identified cost	$3,075,000	(a)	$345,713	(b)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2023 (Continued)

	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund

NET ASSETS BY CLASS:
Class A	$—	$88,975,001
Class C	$—	$51,040,445
Class I	$976,911,797	$46,035,109
Class R	$310,295,685	$—
Class Y	$327,806,690	$136,408,776
Class Z	$—	$793,033,276
Class Z-2	$208,415,103	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	—	1,990,878
Class C	—	1,264,500
Class I	31,714,904	1,021,718
Class R	12,836,293	—
Class Y	10,244,297	2,925,711
Class Z	—	17,068,532
Class Z-2	6,543,666	—

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$—	$44.69
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$—	$47.17
Class C — Net Asset Value Per Share Class C	$—	$40.36
Class I — Net Asset Value Per Share Class I	$30.80	$45.06
Class R — Net Asset Value Per Share Class R	$24.17	$—
Class Y — Net Asset Value Per Share Class Y	$32.00	$46.62
Class Z — Net Asset Value Per Share Class Z	$—	$46.46
Class Z-2 — Net Asset Value Per Share Class Z-2	$31.85	$—

See Notes to Financial Statements.

(a)	At October 31, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,050,825,353, amounted to $757,185,806 which consisted of aggregate gross unrealized appreciation of $797,842,212 and aggregate gross unrealized depreciation of $40,656,406.
(b)	At October 31, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $820,321,481, amounted to $268,668,604 which consisted of aggregate gross unrealized appreciation of $308,687,519 and aggregate gross unrealized depreciation of $40,018,915.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2023 (Continued)

	Alger Mid Cap Growth Institutional Fund		Alger Small Cap Growth Institutional Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$53,011,859		$103,073,739
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	713,589		1,473,216
Cash and cash equivalents	510,093		487,986
Receivable for investment securities sold	1,016,146		835,488
Receivable for shares of beneficial interest sold	4,235		5,975
Dividends and interest receivable	2,413		—
Receivable from Investment Manager	878		5,441
Prepaid expenses	13,533		41,193
Total Assets	55,272,746		105,923,038

LIABILITIES:
Payable for investment securities purchased	936,171		—
Payable for shares of beneficial interest redeemed	143,535		266,658
Accrued investment advisory fees	37,997		81,154
Accrued distribution fees	1,884		1,665
Accrued shareholder servicing fees	9,977		13,569
Accrued shareholder administrative fees	500		1,002
Accrued administrative fees	1,375		2,755
Accrued professional fees	35,166		38,673
Accrued transfer agent fees	17,844		32,878
Accrued fund accounting fees	5,205		8,428
Accrued custodian fees	5,058		3,906
Accrued printing fees	4,491		18,018
Accrued trustee fees	246		1,001
Accrued other expenses	2,065		2,769
Total Liabilities	1,201,514		472,476
NET ASSETS	$54,071,232		$105,450,562

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	75,009,087		114,704,891
Distributable earnings (Distributions in excess of earnings)	(20,937,855)		(9,254,329)
NET ASSETS	$54,071,232		$105,450,562
* Identified cost	$50,665,197	(a)	$92,184,856	(b)
** Identified cost	$1,522,040	(a)	$2,199,684	(b)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2023 (Continued)

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund

NET ASSETS BY CLASS:
Class I	$39,102,278	$55,482,952
Class R	$4,099,436	$3,459,196
Class Z-2	$10,869,518	$46,508,414

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I	2,285,306	4,153,759
Class R	312,861	374,208
Class Z-2	610,418	3,386,954

NET ASSET VALUE PER SHARE:
Class I — Net Asset Value Per Share Class I	$17.11	$13.36
Class R — Net Asset Value Per Share Class R	$13.10	$9.24
Class Z-2 — Net Asset Value Per Share Class Z-2	$17.81	$13.73

See Notes to Financial Statements.

(a)	At October 31, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $52,954,231, amounted to $771,217 which consisted of aggregate gross unrealized appreciation of $5,717,453 and aggregate gross unrealized depreciation of $4,946,236.
(b)	At October 31, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $97,053,593, amounted to $7,493,362 which consisted of aggregate gross unrealized appreciation of $28,748,571, and aggregate gross unrealized depreciation of $21,255,209.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations for the year ended October 31, 2023

	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$12,238,508	$6,714,144
Interest	894,067	1,587,537
Total Income	13,132,575	8,301,681

EXPENSES:
Investment advisory fees — Note 3(a)	16,515,113	6,015,796
Distribution fees — Note 3(c)
Class A	—	211,091
Class C	—	495,239
Class R	1,615,594	—
Shareholder servicing fees — Note 3(k)	3,623,361	115,199
Shareholder administrative fees — Note 3(f)	205,242	124,396
Administration fees — Note 3(b)	564,414	318,143
Transfer agent fees — Note 3(f)	1,249,073	235,102
Fund accounting fees	289,112	188,273
Interest expenses	133,698	5,057
Professional fees	127,786	77,371
Printing fees	112,488	103,481
Registration fees	108,520	108,512
Trustee fees — Note 3(g)	107,101	58,230
Custodian fees	88,194	63,450
Other expenses	287,874	144,168
Total Expenses	25,027,570	8,263,508
Less, expense reimbursements/waivers — Note 3(a)	(474,944)	(70,289)
Net Expenses	24,552,626	8,193,219
NET INVESTMENT INCOME (LOSS)	(11,420,051)	108,462

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	192,128,193	4,034,792
Net realized (loss) on foreign currency transactions	(18,020)	(20,642)
Net change in unrealized appreciation on unaffiliated investments	156,464,655	191,127,522
Net change in unrealized (depreciation) on affiliated investments	(420,783)	—
Net change in unrealized appreciation on foreign currency	19,051	6,213
Net realized and unrealized gain on investments and foreign currency	348,173,096	195,147,885
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$336,753,045	$195,256,347
* Foreign withholding taxes	$146,530	$56,433

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations for the year ended October 31, 2023 (Continued)

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$285,232	$461,793
Interest	51,848	112,508
Total Income	337,080	574,301

EXPENSES:
Investment advisory fees — Note 3(a)	447,592	1,187,861
Distribution fees — Note 3(c)
Class R	22,211	21,958
Shareholder servicing fees — Note 3(k)	118,934	188,218
Shareholder administrative fees — Note 3(f)	5,890	14,665
Administration fees — Note 3(b)	16,196	40,329
Fund accounting fees	57,414	68,142
Professional fees	55,270	61,624
Transfer agent fees — Note 3(f)	44,659	83,613
Registration fees	28,376	47,778
Custodian fees	13,725	11,985
Printing fees	5,365	32,054
Trustee fees — Note 3(g)	2,970	8,140
Interest expenses	360	3,811
Other expenses	18,658	34,100
Total Expenses	837,620	1,804,278
Less, expense reimbursements/waivers — Note 3(a)	(12,352)	(34,559)
Net Expenses	825,268	1,769,719
NET INVESTMENT LOSS	(488,188)	(1,195,418)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments	(2,765,314)	(15,274,150)
Net realized (loss) on foreign currency transactions	(1,365)	(9,051)
Net change in unrealized appreciation on unaffiliated investments	3,438,964	2,011,423
Net change in unrealized (depreciation) on affiliated investments	(107,977)	(221,726)
Net change in unrealized appreciation on foreign currency	136	—
Net realized and unrealized gain (loss) on investments and foreign currency	564,444	(13,493,504)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$76,256	$(14,688,922)
* Foreign withholding taxes	$5,259	$2,555

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets

Alger Capital Appreciation Institutional Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022

Net investment loss	$(11,420,051)	$(11,851,168)
Net realized gain on investments and foreign currency	192,110,173	65,530,517
Net change in unrealized appreciation (depreciation) on investments and foreign currency	156,062,923	(1,385,535,226)
Net increase (decrease) in net assets resulting from operations	336,753,045	(1,331,855,877)

Dividends and distributions to shareholders:
Class I	(42,396,053)	(363,087,549)
Class R	(13,940,465)	(104,193,164)
Class Y	(12,156,522)	(107,008,462)
Class Z-2	(8,874,519)	(98,406,277)
Total dividends and distributions to shareholders	(77,367,559)	(672,695,452)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(379,157,895)	14,863,696
Class R	(40,394,366)	47,593,993
Class Y	(97,016,451)	2,173,418
Class Z-2	(112,806,983)	(52,701,947)
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(629,375,695)	11,929,160
Total decrease	(369,990,209)	(1,992,622,169)

Net Assets:
Beginning of period	2,193,419,484	4,186,041,653
END OF PERIOD	$1,823,429,275	$2,193,419,484

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Focus Equity Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2023	October 31, 2022

Net investment income	$108,462	$597,130
Net realized gain (loss) on investments, redemption in-kind and foreign currency	4,014,150	(134,060,847)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	191,133,735	(402,438,177)
Net increase (decrease) in net assets resulting from operations	195,256,347	(535,901,894)

Dividends and distributions to shareholders:
Class A	(46,071)	(14,410,192)
Class C	—	(9,232,177)
Class I	(25,869)	(9,193,544)
Class Y	(117,730)	(23,615,638)
Class Z	(715,778)	(141,604,729)
Total dividends and distributions to shareholders	(905,448)	(198,056,280)

Increase (decrease) from shares of beneficial interest transactions:
Class A	4,891,849	4,544,150
Class C	(1,523,363)	7,434,543
Class I	(5,963,947)	(1,308,388)
Class Y	(12,635,079)	20,978,234
Class Z	(114,392,918)	123,710,295
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(129,623,458)	155,358,834
Total increase (decrease)	64,727,441	(578,599,340)

Net Assets:
Beginning of period	1,050,765,166	1,629,364,506
END OF PERIOD	$1,115,492,607	$1,050,765,166

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Mid Cap Growth Institutional Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2023	October 31, 2022

Net investment loss	$(488,188)	$(641,660)
Net realized loss on investments and foreign currency	(2,766,679)	(18,406,649)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	3,331,123	(25,710,492)
Net increase (decrease) in net assets resulting from operations	76,256	(44,758,801)

Dividends and distributions to shareholders:
Class I	—	(33,226,128)
Class R	—	(3,288,321)
Class Z-2	—	(10,135,108)
Total dividends and distributions to shareholders	—	(46,649,557)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(3,541,219)	22,295,011
Class R	(160,540)	3,055,134
Class Z-2	241,829	5,321,195
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(3,459,930)	30,671,340
Total decrease	(3,383,674)	(60,737,018)

Net Assets:
Beginning of period	57,454,906	118,191,924
END OF PERIOD	$54,071,232	$57,454,906

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Small Cap Growth Institutional Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2023	October 31, 2022

Net investment loss	$(1,195,418)	$(1,984,300)
Net realized loss on investments and foreign currency	(15,283,201)	(2,404,384)
Net change in unrealized appreciation (depreciation) on investments	1,789,697	(130,908,110)
Net decrease in net assets resulting from operations	(14,688,922)	(135,296,794)

Dividends and distributions to shareholders:
Class I	—	(28,859,482)
Class R	—	(2,153,880)
Class Z-2	—	(26,627,936)
Total dividends and distributions to shareholders	—	(57,641,298)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(18,054,126)	(5,332,357)
Class R	(822,075)	1,128,070
Class Z-2	(32,747,332)	8,441,346
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(51,623,533)	4,237,059
Total decrease	(66,312,455)	(188,701,033)

Net Assets:
Beginning of period	171,763,017	360,464,050
END OF PERIOD	$105,450,562	$171,763,017

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2023	10/31/2022	10/31/2021	10/31/2020	10/31/2019
Net asset value, beginning of period	$27.32	$50.16	$43.16	$35.43	$34.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.18)	(0.15)	(0.29)	(0.14)	(0.07)
Net realized and unrealized gain (loss) on investments	4.64	(14.69)	14.23	11.44	4.54
Total from investment operations	4.46	(14.84)	13.94	11.30	4.47
Distributions from net realized gains	(0.98)	(8.00)	(6.94)	(3.57)	(3.55)
Net asset value, end of period	$30.80	$27.32	$50.16	$43.16	$35.43
Total return(ii)	17.01%	(34.91)%	35.72%	34.58%	15.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$976,912	$1,213,736	$2,313,493	$2,105,435	$2,028,574
Ratio of gross expenses to average net assets	1.25%	1.16%	1.12%	1.13%	1.16%
Ratio of net expenses to average net assets	1.25%	1.16%	1.12%	1.13%	1.16%
Ratio of net investment loss to average net assets	(0.61)%	(0.45)%	(0.63)%	(0.36)%	(0.21)%
Portfolio turnover rate	86.08%	106.51%	78.70%	83.95%	80.36%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund	Class R
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2023	10/31/2022	10/31/2021	10/31/2020	10/31/2019
Net asset value, beginning of period	$21.74	$41.74	$37.10	$31.05	$30.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.24)	(0.24)	(0.41)	(0.26)	(0.20)
Net realized and unrealized gain (loss) on investments	3.65	(11.76)	11.99	9.88	3.97
Total from investment operations	3.41	(12.00)	11.58	9.62	3.77
Distributions from net realized gains	(0.98)	(8.00)	(6.94)	(3.57)	(3.55)
Net asset value, end of period	$24.17	$21.74	$41.74	$37.10	$31.05
Total return(ii)	16.53%	(35.20)%	35.10%	33.99%	14.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$310,296	$314,106	$553,283	$520,172	$525,018
Ratio of gross expenses to average net assets	1.68%	1.59%	1.56%	1.58%	1.61%
Ratio of net expenses to average net assets	1.68%	1.59%	1.56%	1.58%	1.61%
Ratio of net investment loss to average net assets	(1.05)%	(0.88)%	(1.07)%	(0.80)%	(0.67)%
Portfolio turnover rate	86.08%	106.51%	78.70%	83.95%	80.36%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund	Class Y
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2023	10/31/2022	10/31/2021	10/31/2020	10/31/2019
Net asset value, beginning of period	$28.22	$51.36	$43.91	$35.86	$34.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.06)	(0.01)	(0.13)	— (ii)	0.05
Net realized and unrealized gain (loss) on investments	4.82	(15.13)	14.52	11.62	4.61
Total from investment operations	4.76	(15.14)	14.39	11.62	4.66
Distributions from net realized gains	(0.98)	(8.00)	(6.94)	(3.57)	(3.55)
Net asset value, end of period	$32.00	$28.22	$51.36	$43.91	$35.86
Total return(iii)	17.55%	(34.65)%	36.19%	35.10%	15.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$327,807	$375,693	$678,853	$484,362	$337,299
Ratio of gross expenses to average net assets	0.91%	0.84%	0.79%	0.82%	0.84%
Ratio of expense reimbursements to average net assets	(0.10)%	(0.09)%	(0.04)%	(0.07)%	(0.09)%
Ratio of net expenses to average net assets	0.81%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	(0.18)%	(0.04)%	(0.27)%	(0.01)%	0.14%
Portfolio turnover rate	86.08%	106.51%	78.70%	83.95%	80.36%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund	Class Z-2
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2023	10/31/2022	10/31/2021	10/31/2020	10/31/2019
Net asset value, beginning of period	$28.11	$51.23	$43.83	$35.82	$34.74
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.06)	(0.05)	(0.14)	(0.02)	0.03
Net realized and unrealized gain (loss) on investments	4.78	(15.07)	14.48	11.60	4.60
Total from investment operations	4.72	(15.12)	14.34	11.58	4.63
Distributions from net realized gains	(0.98)	(8.00)	(6.94)	(3.57)	(3.55)
Net asset value, end of period	$31.85	$28.11	$51.23	$43.83	$35.82
Total return(ii)	17.48%	(34.70)%	36.13%	35.02%	15.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$208,415	$289,885	$640,412	$539,253	$464,636
Ratio of gross expenses to average net assets	0.92%	0.84%	0.79%	0.82%	0.83%
Ratio of expense reimbursements to average net assets	(0.05)%	—	—	—	—
Ratio of net expenses to average net assets	0.87%	0.84%	0.79%	0.82%	0.83%
Ratio of net investment income (loss) to average net assets	(0.22)%	(0.13)%	(0.31)%	(0.05)%	0.10%
Portfolio turnover rate	86.08%	106.51%	78.70%	83.95%	80.36%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund	Class A
	Year ended	Year ended		Year ended	Year ended	Year ended
	10/31/2023	10/31/2022		10/31/2021	10/31/2020	10/31/2019
Net asset value, beginning of period	$38.02	$65.10		$50.77	$37.33	$34.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.10)	(0.10)		(0.25)	(0.07)	— (ii)
Net realized and unrealized gain (loss) on investments	6.79	(19.02)		17.97	14.29	4.95
Total from investment operations	6.69	(19.12)		17.72	14.22	4.95
Dividends from net investment income	(0.02)	—		—	(0.02)	—
Distributions from net realized gains	—	(7.96)		(3.39)	(0.76)	(1.62)
Net asset value, end of period	$44.69	$38.02		$65.10	$50.77	$37.33
Total return	17.62%	(33.34)%		36.37%	38.75%	15.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$88,975	$70,778		$118,641	$89,028	$53,533
Ratio of gross expenses to average net assets	0.95%	0.95%		0.92%	0.95%	1.00%
Ratio of net expenses to average net assets	0.95%	0.95%		0.92%	0.95%	1.00%
Ratio of net investment loss to average net assets	(0.24)%	(0.21)%		(0.43)%	(0.16)%	(0.01)%
Portfolio turnover rate	99.51%	126.01	%(iii)	107.82%	99.52%	134.50%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(iii)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund	Class C
	Year ended	Year ended		Year ended	Year ended	Year ended
	10/31/2023	10/31/2022		10/31/2021	10/31/2020	10/31/2019
Net asset value, beginning of period	$34.58	$60.35		$47.63	$35.30	$32.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.39)	(0.41)		(0.65)	(0.38)	(0.26)
Net realized and unrealized gain (loss) on investments	6.17	(17.40)		16.76	13.47	4.71
Total from investment operations	5.78	(17.81)		16.11	13.09	4.45
Distributions from net realized gains	—	(7.96)		(3.39)	(0.76)	(1.62)
Net asset value, end of period	$40.36	$34.58		$60.35	$47.63	$35.30
Total return	16.71%	(33.85)%		35.33%	37.73%	14.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$51,040	$45,186		$70,664	$57,067	$37,169
Ratio of gross expenses to average net assets	1.72%	1.70%		1.68%	1.71%	1.75%
Ratio of net expenses to average net assets	1.72%	1.70%		1.68%	1.71%	1.75%
Ratio of net investment loss to average net assets	(1.01)%	(0.96)%		(1.19)%	(0.91)%	(0.77)%
Portfolio turnover rate	99.51%	126.01	%(ii)	107.82%	99.52%	134.50%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund	Class I
	Year ended	Year ended		Year ended	Year ended	Year ended
	10/31/2023	10/31/2022		10/31/2021	10/31/2020	10/31/2019
Net asset value, beginning of period	$38.32	$65.54		$51.07	$37.56	$34.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.09)	(0.07)		(0.23)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	6.85	(19.19)		18.09	14.37	5.00
Total from investment operations	6.76	(19.26)		17.86	14.34	5.01
Dividends from net investment income	(0.02)	—		— (ii)	(0.07)	—
Distributions from net realized gains	—	(7.96)		(3.39)	(0.76)	(1.62)
Net asset value, end of period	$45.06	$38.32		$65.54	$51.07	$37.56
Total return	17.64%	(33.33)%		36.44%	38.81%	15.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$46,035	$44,607		$77,895	$63,658	$68,705
Ratio of gross expenses to average net assets	0.93%	0.91%		0.89%	0.93%	0.96%
Ratio of expense reimbursements to average net assets	—	—		(0.01)%	(0.04)%	(0.04)%
Ratio of net expenses to average net assets	0.93%	0.91%		0.88%	0.89%	0.92%
Ratio of net investment income (loss) to average net assets	(0.21)%	(0.15)%		(0.39)%	(0.06)%	0.04%
Portfolio turnover rate	99.51%	126.01	%(iii)	107.82%	99.52%	134.50%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(iii)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund	Class Y
	Year ended	Year ended		Year ended	Year ended	Year ended
	10/31/2023	10/31/2022		10/31/2021	10/31/2020	10/31/2019
Net asset value, beginning of period	$39.53	$67.15		$52.12	$38.29	$34.79
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.06	0.08		(0.06)	0.07	0.12
Net realized and unrealized gain (loss) on investments	7.07	(19.74)		18.50	14.65	5.08
Total from investment operations	7.13	(19.66)		18.44	14.72	5.20
Dividends from net investment income	(0.04)	—		(0.02)	(0.13)	(0.08)
Distributions from net realized gains	—	(7.96)		(3.39)	(0.76)	(1.62)
Net asset value, end of period	$46.62	$39.53		$67.15	$52.12	$38.29
Total return	18.05%	(33.10)%		36.84%	39.17%	15.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$136,409	$126,406		$194,908	$121,688	$69,175
Ratio of gross expenses to average net assets	0.64%	0.62%		0.61%	0.63%	0.66%
Ratio of expense reimbursements to average net assets	(0.05)%	(0.04)%		(0.03)%	—	(0.01)%
Ratio of net expenses to average net assets	0.59%	0.58%		0.58%	0.63%	0.65%
Ratio of net investment income (loss) to average net assets	0.13%	0.16%		(0.10)%	0.16%	0.34%
Portfolio turnover rate	99.51%	126.01	%(ii)	107.82%	99.52%	134.50%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund	Class Z
	Year ended 10/31/2023	Year ended 10/31/2022		Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019
Net asset value, beginning of period	$39.41	$67.00		$52.02	$38.21	$34.73
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.04	0.06		(0.08)	0.06	0.11
Net realized and unrealized gain (loss) on investments	7.05	(19.69)		18.47	14.64	5.07
Total from investment operations	7.09	(19.63)		18.39	14.70	5.18
Dividends from net investment income	(0.04)	—		(0.02)	(0.13)	(0.08)
Distributions from net realized gains	—	(7.96)		(3.39)	(0.76)	(1.62)
Net asset value, end of period	$46.46	$39.41		$67.00	$52.02	$38.21
Total return	18.00%	(33.13)%		36.81%	39.20%	15.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$793,033	$763,788		$1,167,256	$746,122	$351,530
Ratio of gross expenses to average net assets	0.63%	0.62%		0.61%	0.63%	0.66%
Ratio of net expenses to average net assets	0.63%	0.62%		0.61%	0.63%	0.66%
Ratio of net investment income (loss) to average net assets	0.09%	0.12%		(0.13)%	0.13%	0.29%
Portfolio turnover rate	99.51%	126.01	%(ii)	107.82%	99.52%	134.50%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional Fund	Class I
	Year ended 10/31/2023	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019
Net asset value, beginning of period	$17.14	$50.80	$40.47	$31.04	$30.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.16)	(0.19)	(0.45)	(0.27)	(0.21)
Net realized and unrealized gain (loss) on investments	0.13	(13.62)	16.11	12.27	3.03
Total from investment operations	(0.03)	(13.81)	15.66	12.00	2.82
Distributions from net realized gains	—	(19.85)	(5.33)	(2.57)	(1.98)
Net asset value, end of period	$17.11	$17.14	$50.80	$40.47	$31.04
Total return	(0.17)%	(39.51)%	41.08%	41.71%	10.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$39,102	$42,477	$85,297	$86,228	$73,274
Ratio of gross expenses to average net assets	1.45%	1.43%	1.27%	1.35%	1.35%
Ratio of net expenses to average net assets	1.45%	1.43%	1.27%	1.35%	1.35%
Ratio of net investment loss to average net assets	(0.88)%	(0.89)%	(0.97)%	(0.80)%	(0.70)%
Portfolio turnover rate	79.60%	199.22%	171.43%	180.30%	182.64%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional Fund	Class R
	Year ended 10/31/2023	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019
Net asset value, beginning of period	$13.19	$44.37	$36.07	$28.06	$27.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.19)	(0.22)	(0.59)	(0.36)	(0.32)
Net realized and unrealized gain (loss) on investments	0.10	(11.11)	14.22	10.94	2.72
Total from investment operations	(0.09)	(11.33)	13.63	10.58	2.40
Distributions from net realized gains	—	(19.85)	(5.33)	(2.57)	(1.98)
Net asset value, end of period	$13.10	$13.19	$44.37	$36.07	$28.06
Total return	(0.68)%	(39.77)%	40.42%	41.03%	10.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,099	$4,282	$7,426	$6,093	$7,952
Ratio of gross expenses to average net assets	1.91%	1.88%	1.75%	1.83%	1.85%
Ratio of net expenses to average net assets	1.91%	1.88%	1.75%	1.83%	1.85%
Ratio of net investment loss to average net assets	(1.34)%	(1.33)%	(1.46)%	(1.22)%	(1.18)%
Portfolio turnover rate	79.60%	199.22%	171.43%	180.30%	182.64%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional Fund	Class Z-2
	Year ended 10/31/2023	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019
Net asset value, beginning of period	$17.76	$51.68	$40.99	$31.31	$30.36
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.08)	(0.10)	(0.32)	(0.16)	(0.12)
Net realized and unrealized gain (loss) on investments	0.13	(13.97)	16.34	12.41	3.05
Total from investment operations	0.05	(14.07)	16.02	12.25	2.93
Distributions from net realized gains	—	(19.85)	(5.33)	(2.57)	(1.98)
Net asset value, end of period	$17.81	$17.76	$51.68	$40.99	$31.31
Total return	0.28%	(39.24)%	41.50%	42.18%	11.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,870	$10,696	$25,469	$17,452	$12,409
Ratio of gross expenses to average net assets	1.12%	1.09%	0.97%	1.05%	1.09%
Ratio of expense reimbursements to average net assets	(0.11)%	(0.10)%	—	(0.01)%	(0.04)%
Ratio of net expenses to average net assets	1.01%	0.99%	0.97%	1.04%	1.05%
Ratio of net investment loss to average net assets	(0.45)%	(0.46)%	(0.68)%	(0.48)%	(0.40)%
Portfolio turnover rate	79.60%	199.22%	171.43%	180.30%	182.64%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Institutional Fund	Class I
	Year ended 10/31/2023	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019
Net asset value, beginning of period	$15.10	$31.70	$25.77	$21.49	$22.53
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.15)	(0.19)	(0.32)	(0.24)	(0.25)
Net realized and unrealized gain (loss) on investments	(1.59)	(11.05)	7.80	8.32	1.95
Total from investment operations	(1.74)	(11.24)	7.48	8.08	1.70
Dividends from net investment income	—	—	—	(0.03)	—
Distributions from net realized gains	—	(5.36)	(1.55)	(3.77)	(2.74)
Net asset value, end of period	$13.36	$15.10	$31.70	$25.77	$21.49
Total return	(11.52)%	(40.86)%	29.64%	44.12%	10.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$55,483	$80,965	$180,795	$152,183	$95,853
Ratio of gross expenses to average net assets	1.38%	1.30%	1.24%	1.30%	1.35%
Ratio of net expenses to average net assets	1.38%	1.30%	1.24%	1.30%	1.35%
Ratio of net investment loss to average net assets	(0.99)%	(1.04)%	(1.04)%	(1.10)%	(1.16)%
Portfolio turnover rate	29.53%	14.95%	41.10%	23.78%	14.93%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Institutional Fund	Class R
	Year ended 10/31/2023	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019
Net asset value, beginning of period	$10.50	$24.00	$19.92	$17.48	$18.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.15)	(0.19)	(0.35)	(0.27)	(0.28)
Net realized and unrealized gain (loss) on investments	(1.11)	(7.95)	5.98	6.48	1.53
Total from investment operations	(1.26)	(8.14)	5.63	6.21	1.25
Distributions from net realized gains	—	(5.36)	(1.55)	(3.77)	(2.74)
Net asset value, end of period	$9.24	$10.50	$24.00	$19.92	$17.48
Total return	(12.00)%	(41.11)%	29.02%	43.38%	9.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,459	$4,791	$9,751	$9,940	$8,690
Ratio of gross expenses to average net assets	1.84%	1.73%	1.73%	1.80%	1.81%
Ratio of net expenses to average net assets	1.84%	1.73%	1.73%	1.80%	1.81%
Ratio of net investment loss to average net assets	(1.46)%	(1.47)%	(1.51)%	(1.58)%	(1.63)%
Portfolio turnover rate	29.53%	14.95%	41.10%	23.78%	14.93%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Institutional Fund	Class Z-2
	Year ended 10/31/2023	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019
Net asset value, beginning of period	$15.47	$32.23	$26.10	$21.76	$22.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.09)	(0.14)	(0.24)	(0.18)	(0.17)
Net realized and unrealized gain (loss) on investments	(1.65)	(11.26)	7.92	8.42	1.97
Total from investment operations	(1.74)	(11.40)	7.68	8.24	1.80
Dividends from net investment income	—	—	—	(0.13)	—
Distributions from net realized gains	—	(5.36)	(1.55)	(3.77)	(2.74)
Net asset value, end of period	$13.73	$15.47	$32.23	$26.10	$21.76
Total return	(11.25)%	(40.65)%	30.05%	44.55%	10.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$46,508	$86,007	$169,918	$98,954	$47,863
Ratio of gross expenses to average net assets	1.05%	0.98%	0.94%	0.99%	1.02%
Ratio of expense reimbursements to average net assets	(0.05)%	—	—	(0.01)%	(0.03)%
Ratio of net expenses to average net assets	1.00%	0.98%	0.94%	0.98%	0.99%
Ratio of net investment loss to average net assets	(0.60)%	(0.71)%	(0.76)%	(0.79)%	(0.81)%
Portfolio turnover rate	29.53%	14.95%	41.10%	23.78%	14.93%
See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Institutional Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in four series – Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A, C, I, R, Y, Z and Z-2. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I, R, Y, Z and Z-2 shares are generally sold to institutional investors and are sold without an initial or deferred sales charge and Class Y, Z and Z-2 shares are generally subject to a minimum initial investment of $500,000. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

On May 23, 2023, the Board of Trustees of the Trust (the “Board”) approved the transition of the Funds’ custodian and administrator from Brown Brothers Harriman & Company (the “Custodian”) to The Bank of New York Mellon. This change is anticipated to become effective in early 2024.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

The Board has designated, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds’ investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) as its valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Committee”) comprised of representatives of the Investment Manager and officers of the Funds to assist in performing the duties and responsibilities of the Valuation Designee.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The Valuation Designee has established valuation processes including but not limited to: (i) making fair value determinations when market quotations for financial instruments are not readily available in accordance with valuation policies and procedures adopted by the Board; (ii) assessing and managing material risks associated with fair valuation determinations; (iii) selecting, applying and testing fair valuation methodologies; and (iv) overseeing and evaluating pricing services used by the Funds. The Valuation Designee regularly reports its fair valuation determinations and related valuation information to the Board. The Committee generally meets quarterly and on an as-needed basis to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule 2a-5.

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are generally valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Valuation Designee, through its Committee, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the NYSE is open.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – quoted prices in active markets for identical investments

●	Level 2 – significant other observable inputs (including quoted prices for similar investments, amortized cost, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned. Each share class is treated separately in determining the amount of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(f) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for the tax years 2019-2022. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(g)	Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(h)	Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with the Investment Manager, are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2023, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Institutional Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.81%
Alger Focus Equity Fund(b)	0.52%	—	—	—	—	0.52%
Alger Mid Cap Growth Institutional Fund(c)	0.76%	0.70%	—	—	—	0.76%
Alger Small Cap Growth Institutional Fund(c)	0.81%	0.75%	—	—	—	0.81%

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

(b) Tier 1 rate is paid on all assets.

(c) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

Alger Management has contractually agreed to waive and/or reimburse Fund expenses (excluding advisory fees, custody fees, acquired fund fees and expenses, dividend expense on short sales, net borrowing costs, interest, taxes, brokerage and extraordinary expenses, to the extent applicable) through February 28, 2025 to the extent necessary to limit other expenses and any other applicable share class-specific expenses to the rates, based on average daily net assets, as listed in the table below.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Prior to April 1, 2023, and prior to February 28, 2023 for Alger Capital Appreciation Institutional Fund, Alger Management had contractually agreed to waive and/or reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses, if applicable) for certain Funds in order for the total annual fund operating expenses to not exceed certain rates, based on average net assets.

											FEES WAIVED
											/ REIMBURSED
											FOR THE YEAR
	CLASS										ENDED
											OCTOBER 31,
	A	C	I	R	Y		Z		Z-2		2023
Alger Capital Appreciation Institutional Fund	—	—	—	—	0.03	%(a)	—		0.05	%(b)	$474,944
Alger Focus Equity Fund	—	—	—	—	0.06	%(c)	0.11	%(d)	—		70,289
Alger Mid Cap Growth Institutional Fund	—	—	—	—	—		—		0.23	%(e)	12,352
Alger Small Cap Growth Institutional Fund	—	—	—	—	—		—		0.18	%(f)	34,559

(a) Prior to February 28, 2023, total annual fund operating expenses for Alger Capital Appreciation Institutional Fund, Class Y shares, could not exceed 0.75%.

(b) Prior to February 28, 2023, total annual fund operating expenses for Alger Capital Appreciation Institutional Fund, Class Z-2 shares, could not exceed 0.85%.

(c) Prior to April 1, 2023, total annual fund operating expenses for Alger Focus Equity Fund, Class Y shares, could not exceed 0.58%.

(d) Prior to April 1, 2023, total annual fund operating expenses for Alger Focus Equity Fund, Class Z shares, could not exceed 0.63%.

(e) Prior to April 1, 2023, total annual fund operating expenses for Alger Mid Cap Growth Institutional Fund, Class Z-2 shares, could not exceed 0.99%.

(f) Prior to April 1, 2023, total annual fund operating expenses for Alger Small Cap Growth Institutional Fund, Class Z-2 shares, could not exceed 0.99%.

Alger Management may recoup any fees waived or expenses reimbursed pursuant to the contract; however, a Fund will only make repayments to the Investment Manager if such repayment does not cause a Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) a Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed. For the year ended October 31, 2023, the recoupments made by the Alger Focus Equity Fund to the Investment Manager were $5,311.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(c) Distribution Fees:

Class A Shares: The Trust has adopted a Distribution Plan pursuant to which Class A shares of Alger Focus Equity Fund pay Fred Alger & Company, LLC, the Trust’s distributor and an affiliate of the Investment Manager (the “Distributor” or “Alger LLC”) a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or administering the share class and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of Alger Focus Equity Fund pays Alger LLC a fee at the annual rate of 1% of the average daily net assets of the Class C shares of the Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or servicing the Class C shares. The fees paid may be more or less than the expenses incurred by Alger LLC.

Class R Shares: The Trust has adopted a Distribution Plan pursuant to which Class R shares of each Fund issuing such shares pays Alger LLC a fee at the annual rate of 0.50% of the respective average daily net assets of the Class R shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing the Class R shares. The fees paid may be more or less than the expenses incurred by the Distributor.

(d) Sales Charges: Sales of shares of the Funds may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2023, contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

CONTINGENT
DEFERRED SALES
CHARGES
Alger Capital Appreciation Institutional Fund	$2,841

(e) Brokerage Commissions: During the year ended October 31, 2023, Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid Alger LLC commissions of $277,184, $120,695, $3,384 and $32,053, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for its liaising with, and providing administrative oversight of, the Trust’s transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets for the Class I, Class R, Class Y, Class Z and Class Z-2 shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2023, Alger Management charged back to Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, $826,562, $72,621, $33,212 and $44,882, respectively, for these services, which are included in the transfer agent fees in the accompanying Statements of Operations.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(g) Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (“Independent Trustee”), receives a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Funds, The Alger Funds II, The Alger Portfolios, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

The Board has adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

(h) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or sub-advised by Weatherbie Capital, LLC, an affiliate of Alger Management. For the year ended October 31, 2023, these purchases and sales were as follows:

	PURCHASES	SALES	REALIZED GAIN/LOSS
Alger Small Cap Growth Institutional Fund	$993,142	$—	$—

(i) Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds. There were no interfund loans outstanding as of October 31, 2023.

During the year ended October 31, 2023, Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund incurred interfund loan interest expenses of $127,908, $4,726, $81 and $3,725, respectively, which are included as interest expenses in the accompanying Statements of Operations.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(j) Other Transactions with Affiliates: Certain officers and one Trustee of the Trust are directors and/or officers of Alger Management, the Distributor, or their affiliates. At October 31, 2023, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	Y	Z	Z-2
Alger Capital Appreciation Institutional Fund	—	415	—	4,518
Alger Focus Equity Fund	14,590	408	38,752	—
Alger Mid Cap Growth Institutional Fund	—	—	—	4,909
Alger Small Cap Growth Institutional Fund	—	—	—	7,733

(k) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger LLC whereby Alger LLC provides Class I and Class R shares of the applicable Funds with ongoing servicing of shareholder accounts. As compensation for such services, the Class I and Class R shares of each applicable Fund pay Alger LLC a fee at an annual rate of 0.25% of the value of the average daily net assets of those classes. The fees paid may be more or less than the expenses incurred by the Distributor.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities, in-kind transactions and short-term securities, for the year ended October 31, 2023:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$1,754,540,241	2,397,692,257
Alger Focus Equity Fund	1,111,142,300	1,222,221,561
Alger Mid Cap Growth Institutional Fund	45,864,578	46,208,303
Alger Small Cap Growth Institutional Fund	42,469,320	89,304,004

NOTE 5 — Borrowing:

The Funds may borrow from the Custodian, on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short-term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the year ended October 31, 2023, the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Institutional Fund	$2,258,282	5.92%
Alger Focus Equity Fund	83,275	6.07
Alger Mid Cap Growth Institutional Fund	5,313	6.77
Alger Small Cap Growth Institutional Fund	66,550	5.73

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The highest amount borrowed from the Custodian and other funds in the Alger Fund Complex during the year ended October 31, 2023 was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Institutional Fund	$35,335,042
Alger Focus Equity Fund	28,700,000
Alger Mid Cap Growth Institutional Fund	1,196,363
Alger Small Cap Growth Institutional Fund	6,156,000

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. During the year ended October 31, 2023, and the year ended October 31, 2022, transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2023		FOR THE YEAR ENDED OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	4,287,576	$123,564,346	6,082,605	$204,950,127
Dividends reinvested	1,620,685	41,813,688	8,729,064	357,978,917
Shares redeemed	(18,618,202)	(544,535,929)	(16,512,423)	(548,065,348)
Net increase (decrease)	(12,709,941)	$(379,157,895)	(1,700,754)	$14,863,696
Class R:
Shares sold	1,296,287	$29,231,617	1,458,370	$38,411,567
Dividends reinvested	684,569	13,910,440	3,173,301	103,957,327
Shares redeemed	(3,589,895)	(83,536,423)	(3,441,517)	(94,774,901)
Net increase (decrease)	(1,609,039)	$(40,394,366)	1,190,154	$47,593,993
Class Y:
Shares sold	2,268,294	$68,921,701	4,303,470	$153,516,672
Dividends reinvested	414,130	11,057,274	2,290,601	96,686,255
Shares redeemed	(5,748,994)	(176,995,426)	(6,500,025)	(248,029,509)
Net increase (decrease)	(3,066,570)	$(97,016,451)	94,046	$2,173,418
Class Z-2:
Shares sold	999,589	$29,184,899	1,883,801	$65,637,657
Dividends reinvested	333,450	8,863,106	2,335,207	98,265,522
Shares redeemed	(5,101,884)	(150,854,988)	(6,407,587)	(216,605,126)
Net decrease	(3,768,845)	$(112,806,983)	(2,188,579)	$(52,701,947)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2023		FOR THE YEAR ENDED OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Focus Equity Fund
Class A:
Shares sold	580,265	$23,603,190	395,805	$18,410,568
Shares converted from Class C	40,542	1,610,657	42,925	2,073,608
Dividends reinvested	1,224	45,464	250,005	14,062,788
Shares redeemed	(492,908)	(20,367,462)	(649,304)	(30,002,814)
Net increase	129,123	$4,891,849	39,431	$4,544,150
Class C:
Shares sold	351,217	$13,203,932	340,260	$14,240,950
Shares converted to Class A	(44,665)	(1,610,657)	(46,892)	(2,073,608)
Dividends reinvested	—	—	174,899	9,009,061
Shares redeemed	(348,758)	(13,116,638)	(332,421)	(13,741,860)
Net increase (decrease)	(42,206)	$(1,523,363)	135,846	$7,434,543
Class I:
Shares sold	179,413	$7,446,824	248,368	$11,899,053
Subscriptions in-kind*	—	—	2,177,233	147,434,796
Dividends reinvested	637	23,831	152,486	8,642,907
Redemptions in-kind**	—	—	(2,223,483)	(150,943,812)
Shares redeemed	(322,450)	(13,434,602)	(379,011)	(18,341,332)
Net decrease	(142,400)	$(5,963,947)	(24,407)	$(1,308,388)
Class Y:
Shares sold	581,007	$24,348,006	642,844	$32,324,568
Dividends reinvested	2,867	110,708	379,807	22,142,761
Shares redeemed	(855,918)	(37,093,793)	(727,308)	(33,489,095)
Net increase (decrease)	(272,044)	$(12,635,079)	295,343	$20,978,234
Class Z:
Shares sold	6,581,004	$276,433,840	6,274,254	$300,824,391
Dividends reinvested	18,534	713,372	2,426,793	141,093,762
Shares redeemed	(8,911,877)	(391,540,130)	(6,742,271)	(318,207,858)
Net increase (decrease)	(2,312,339)	$(114,392,918)	1,958,776	$123,710,295

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2023		FOR THE YEAR ENDED OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	230,770	$4,140,430	319,640	$7,318,366
Dividends reinvested	—	—	1,306,957	32,739,262
Shares redeemed	(423,746)	(7,681,649)	(827,536)	(17,762,617)
Net increase (decrease)	(192,976)	$(3,541,219)	799,061	$22,295,011
Class R:
Shares sold	42,414	$594,961	61,687	$972,742
Dividends reinvested	—	—	166,142	3,214,840
Shares redeemed	(54,240)	(755,501)	(70,494)	(1,132,448)
Net increase (decrease)	(11,826)	$(160,540)	157,335	$3,055,134
Class Z-2:
Shares sold	215,286	$4,078,589	406,178	$9,474,467
Dividends reinvested	—	—	353,526	9,138,654
Shares redeemed	(207,193)	(3,836,760)	(650,170)	(13,291,926)
Net increase	8,093	$241,829	109,534	$5,321,195

Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	479,785	$7,071,772	1,071,212	$19,928,708
Dividends reinvested	—	—	1,270,807	28,224,632
Shares redeemed	(1,686,652)	(25,125,898)	(2,684,777)	(53,485,697)
Net decrease	(1,206,867)	$(18,054,126)	(342,758)	$(5,332,357)
Class R:
Shares sold	51,657	$527,625	79,991	$1,053,450
Dividends reinvested	—	—	136,909	2,122,088
Shares redeemed	(133,705)	(1,349,700)	(166,963)	(2,047,468)
Net increase (decrease)	(82,048)	$(822,075)	49,937	$1,128,070
Class Z-2:
Shares sold	1,739,915	$26,072,991	3,300,769	$63,954,907
Dividends reinvested	—	—	1,144,418	25,955,396
Shares redeemed	(3,913,914)	(58,820,323)	(4,156,624)	(81,468,957)
Net increase (decrease)	(2,173,999)	$(32,747,332)	288,563	$8,441,346

* Certain shareholders of the Fund subscribed shares in-kind.

** Certain shareholders of the Fund redeemed shares in-kind.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2023 and the year ended October 31, 2022 was as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2023	FOR THE YEAR ENDED OCTOBER 31, 2022
Alger Capital Appreciation Institutional Fund
Distributions paid from:
Ordinary Income	$—	$11,979,070
Long-term capital gain	77,367,559	660,716,382
Total distributions paid	$77,367,559	$672,695,452

Alger Focus Equity Fund
Distributions paid from:
Ordinary Income	$905,448	$29,010,353
Long-term capital gain	—	169,045,927
Total distributions paid	$905,448	$198,056,280

Alger Mid Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	$—	$16,904,986
Long-term capital gain	—	29,744,571
Total distributions paid	$—	$46,649,557

Alger Small Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	—	57,641,298
Total distributions paid	$—	$57,641,298

As of October 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

Alger Capital Appreciation Institutional Fund
Undistributed ordinary income	$—
Undistributed long-term gains	159,722,666
Net accumulated earnings	159,722,666
Capital loss carryforwards	—
Late year ordinary income losses	(10,732,320)
Net unrealized appreciation	757,117,485
Total accumulated earnings	$906,107,831

Alger Focus Equity Fund
Undistributed ordinary income	$113,191
Undistributed long-term gains	—
Net accumulated earnings	113,191
Capital loss carryforwards	(198,780,413)
Net unrealized appreciation	268,667,511
Total accumulated earnings	$70,000,289

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Institutional Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(21,260,126)
Late year ordinary income losses	(446,721)
Net unrealized appreciation	768,992
Total accumulated earnings	$(20,937,855)

Alger Small Cap Growth Institutional Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(16,747,691)
Late year ordinary income losses	—
Net unrealized appreciation	7,493,362
Total accumulated earnings	$(9,254,329)

During the year ended October 31, 2023, the Alger Focus Equity Fund, the Alger Mid Cap Growth Institutional Fund and the Alger Small Cap Growth Institutional Fund, for federal income tax purposes, had capital loss carryforwards of $198,780,413, $21,260,126 and $16,747,691, respectively. These amounts will not be subject to expiration under the Regulated Investment Company Modernization Act of 2010, and these amounts may be applied against future net realized gains until their utilization.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and the return of capital from real estate investment trust investments.

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Funds, resulted in the following reclassifications among the Funds’ components of net assets at October 31, 2023:

Alger Capital Appreciation Institutional Fund
Distributable earnings	$(9,927,911)
Paid-in Capital	$9,927,911

Alger Focus Equity Fund
Distributable earnings	$7,332
Paid-in Capital	$(7,332)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Institutional Fund
Distributable earnings	$542,624
Paid-in Capital	$(542,624)

Alger Small Cap Growth Institutional Fund
Distributable earnings	$1,369,186
Paid-in Capital	$(1,369,186)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of October 31, 2023 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Institutional Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$272,462,890	$272,462,890	$—	$—
Consumer Discretionary	230,445,362	219,921,531	10,523,831	—
Energy	59,954,282	59,954,282	—	—
Financials	97,373,334	97,373,334	—	—
Healthcare	239,567,023	239,567,023	—	—
Industrials	127,154,595	127,154,595	—	—
Information Technology	750,625,021	750,625,021	—	—
Materials	26,129,680	26,129,680	—	—
TOTAL COMMON STOCKS	$1,803,712,187	$1,793,188,356	$10,523,831	$—
PREFERRED STOCKS
Information Technology	1,467,635	—	—	1,467,635
SPECIAL PURPOSE VEHICLE
Information Technology	2,831,337	—	—	2,831,337
TOTAL INVESTMENTS IN SECURITIES	$1,808,011,159	$1,793,188,356	$10,523,831	$4,298,972

Alger Focus Equity Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	177,517,747	177,517,747	—	—
Consumer Discretionary	140,211,368	134,025,240	6,186,128	—
Energy	33,434,485	33,434,485	—	—
Financials	73,142,913	73,142,913	—	—
Healthcare	145,394,483	145,394,483	—	—
Industrials	69,490,355	69,490,355	—	—
Information Technology	424,396,223	424,396,223	—	—
Materials	20,403,233	20,403,233	—	—
TOTAL COMMON STOCKS	$1,083,990,807	$1,077,804,679	$6,186,128	$—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Focus Equity Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
PREFERRED STOCKS
Healthcare	$—	*	$—	$—	$—	*
SHORT TERM INVESTMENTS
U.S. Government	4,999,278		—	4,999,278	—
TOTAL INVESTMENTS IN SECURITIES	$1,088,990,085		$1,077,804,679	$11,185,406	$—

Alger Mid Cap Growth Institutional Fund	TOTAL		LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Communication Services	3,572,394		3,572,394	—		—
Consumer Discretionary	6,173,047		6,173,047	—		—
Consumer Staples	833,706		833,706	—		—
Energy	1,950,934		1,950,934	—		—
Financials	4,516,407		4,516,407	—		—
Healthcare	8,178,989		8,178,989	—		—
Industrials	9,534,532		9,534,532	—		—
Information Technology	14,146,690		14,146,690	—		—
Materials	1,145,032		1,145,032	—		—
Real Estate	2,672,537		2,672,537	—		—
TOTAL COMMON STOCKS	$52,724,268		$52,724,268	$—		$—
PREFERRED STOCKS
Healthcare	—	*	—	—		—	*
WARRANTS
Information Technology	—	**	—	—	**	—
RIGHTS
Healthcare	287,591		—	—		287,591
SPECIAL PURPOSE VEHICLE
Information Technology	713,589		—	—		713,589
TOTAL INVESTMENTS IN SECURITIES	$53,725,448		$52,724,268	$—		$1,001,180

Alger Small Cap Growth Institutional Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	4,922,773		4,922,773	—	—
Consumer Discretionary	11,679,651		11,679,651	—	—
Consumer Staples	3,726,057		3,726,057	—	—
Energy	4,656,319		4,656,319	—	—
Financials	3,639,630		3,639,630	—	—
Healthcare	32,126,986		30,609,629	—	1,517,357
Industrials	8,802,980		8,802,980	—	—
Information Technology	28,202,346		28,202,346	—	—
Materials	643,591		643,591	—	—
TOTAL COMMON STOCKS	$98,400,333		$96,882,976	$—	$1,517,357
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
Information Technology	4,313,986		—	—	4,313,986
TOTAL PREFERRED STOCKS	$4,313,986		$—	$—	$4,313,986

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Growth Institutional Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
RIGHTS
Healthcare	$359,420	$—	$—	$359,420
SPECIAL PURPOSE VEHICLE
Information Technology	1,473,216	—	—	1,473,216
TOTAL INVESTMENTS IN SECURITIES	$104,546,955	$96,882,976	$—	$7,663,979

* Alger Focus Equity Fund’s, Alger Mid Cap Growth Institutional Fund’s and Alger Small Cap Growth Institutional Fund’s holdings of Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2023.

** Alger Mid Cap Growth Institutional Fund’s holdings of Constellation Software, Inc. warrants expiring March 31, 2040, are classified as a Level 2 investment and are fair valued at zero as of October 31, 2023.

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Common Stocks
Opening balance at November 1, 2022	$1,756,940
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(239,583)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2023	1,517,357
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2023*	$(239,583)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2022	$4,994,660
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(680,674)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2023	4,313,986
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2023*	$(680,674)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Special Purpose Vehicle
Opening balance at November 1, 2022	$1,348,440
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(174,471)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2023	1,173,969
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2023*	$(174,471)

* Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation/depreciation on investments in the accompanying statement of operations.

The following table provides quantitative information about each Fund’s Level 3 fair value measurements of its investments as of October 31, 2023. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to each Fund’s fair value measurements.

	Fair Value		Valuation	Unobservable		Weighted Average
	October 31, 2023		Methodology	Input	Input/Range	Inputs
Alger Capital Appreciation Institutional Fund
Preferred Stocks	$1,467,635		Market	Revenue Multiple	11.0x-13.0x	N/A
			Approach
Special Purpose Vehicle	2,831,337		Market	Revenue Multiple	11.0x-13.0x	N/A
			Approach
Alger Focus Equity Fund
Preferred Stocks	—	*	Income	Discount Rate	100.00%	N/A
			Approach
Alger Mid Cap Growth Institutional Fund
Preferred Stocks	—	*	Income	Discount Rate	100.00%	N/A
			Approach
Rights	287,591		Income	Discount Rate	9.26%-9.75%	N/A
			Approach	Probability of	0.00%-60.00%	N/A
				Success
Special Purpose Vehicle	713,589		Market	Revenue Multiple	11.0x-13.0x	N/A
			Approach

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value		Valuation	Unobservable		Weighted Average
	October 31, 2023		Methodology	Input	Input/Range	Inputs
Alger Small Cap Growth Institutional Fund
Common Stocks	$1,517,357		Market	Transaction Price	N/A	N/A
			Approach	Revenue Multiple	5.00x-6.00x	N/A
Preferred Stocks	—	*	Income	Discount Rate	100.00%	N/A
			Approach
Preferred Stocks	4,313,986		Market	Revenue Multiple	11.0x-13.0x	N/A
			Approach
Rights	359,420		Income	Discount Rate	9.26%-9.75%	N/A
			Approach	Probability of	0.00%-60.00%	N/A
				Success
Special Purpose Vehicle	1,473,216		Market	Revenue Multiple	11.0x-13.0x	N/A
			Approach

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2023.

The significant unobservable inputs used in the fair value measurement of each Fund’s securities are revenue and EBITDA multiples, discount rates, and the probability of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probability of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probability of success result in lower fair value measurements. For the year ended October 31, 2023, there were no changes in valuation methodology on Level 3 investments.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial reporting purposes. As of October 31, 2023, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, foreign cash and cash equivalents
Alger Capital Appreciation Institutional Fund	$10,206,907	$—	$10,206,907	$—
Alger Focus Equity Fund	26,864,725	—	26,864,725	—
Alger Mid Cap Growth Institutional Fund	510,093	—	510,093	—
Alger Small Cap Growth Institutional Fund	487,986	—	487,986	—

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

There were no derivative instruments held by the Funds throughout the year or as of October 31, 2023.

NOTE 10 — Principal Risks:

Alger Capital Appreciation Institutional Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

Alger Focus Equity Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

Alger Mid Cap Growth Institutional Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Growth Institutional Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

NOTE 11 — Affiliated Securities:

During the year ended October 31, 2023, as disclosed in the following table, certain Funds held 5% or more of the outstanding voting securities of the issuers listed below. As such, these issuers were “affiliated persons” of the applicable Fund(s) for purposes of the 1940 Act. Transactions during the year ended October 31, 2023 with such affiliated persons are summarized below. During this year, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Security	Shares Held at October 31, 2022	Shares Purchased	Shares Sold	Shares Held at October 31, 2023	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2023
Alger Capital Appreciation Institutional Fund
Special Purpose Vehicle
Crosslink Ventures C,
LLC, Cl. A***	—	—	—	—	$—	$—	$(420,783)	$2,831,337
Total					$—	$—	$(420,783)	$2,831,337

Security	Shares Held at October 31, 2022	Shares Purchased	Shares Sold	Shares Held at October 31, 2023	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2023
Alger Focus Equity Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series
D**	76,825	—	—	76,825	$—	$—	$—	$—	*
Total					$—	$—	$—	$—	*

Security	Shares Held at October 31, 2022	Shares Purchased	Shares Sold	Shares Held at October 31, 2023	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2023
Alger Mid Cap Growth Institutional Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D**	166,009	—	—	166,009	$—	$—	$—	$—	*
Special Purpose Vehicle
Crosslink Ventures C, LLC, Cl. A***	—	—	—	—	—	—	(75,262)	506,418
Crosslink Ventures C, LLC, Cl. B***	—	—	—	—	—	—	(32,715)	207,171
Total					$—	$—	$(107,977)	$713,589

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Security	Shares Held at October 31, 2022	Shares Purchased	Shares Sold	Shares Held at October 31, 2023	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2023
Alger Small Cap Growth Institutional Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D**	133,263	—	—	133,263	$—	$—	$—	$—	*
Special Purpose Vehicle
Crosslink Ventures C, LLC, Cl. A***	—	—	—	—	—	—	(174,471)	$1,173,969
Crosslink Ventures C, LLC, Cl. B***	—	—	—	—	—	—	(47,255)	299,247
Total					$—	$—	$(221,726)	$1,473,216

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2023.

** Prosetta Biosciences, Inc., Series D is deemed to be an affiliate of the Funds because the Funds and Prosetta Biosciences, Inc., Series D are under common control.

*** The Alger Fund Complex and other entities managed by Alger Management fully own Crosslink Ventures C, LLC, Class A and Crosslink Ventures C, LLC, Class B. There were no capital increases or decreases for the year ended October 31, 2023.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2023, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of The Alger Institutional Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of The Alger Institutional Funds comprised of Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund (collectively, the “Funds”), including the schedules of investments, as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting The Alger Institutional Funds as of October 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

New York, New York

December 22, 2023

We have served as the auditor of one or more investment companies within the Alger group of investment companies since 2009.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2023 and ending October 31, 2023 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Six Months Ended October 31, 2023(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2023(b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$1,068.00	$6.52	1.25%
	Hypothetical(c)	1,000.00	1,018.90	6.36	1.25
Class R	Actual	1,000.00	1,065.70	8.75	1.68
	Hypothetical(c)	1,000.00	1,016.74	8.54	1.68
Class Y	Actual	1,000.00	1,070.60	4.23	0.81
	Hypothetical(c)	1,000.00	1,021.12	4.13	0.81
Class Z-2	Actual	1,000.00	1,070.20	4.54	0.87
	Hypothetical(c)	1,000.00	1,020.82	4.43	0.87

Alger Focus Equity Fund
Class A	Actual	$1,000.00	$1,005.40	$4.80	0.95%
	Hypothetical(c)	1,000.00	1,020.42	4.84	0.95
Class C	Actual	1,000.00	1,046.80	8.87	1.72
	Hypothetical(c)	1,000.00	1,016.53	8.74	1.72
Class I	Actual	1,000.00	1,061.00	4.83	0.93
	Hypothetical(c)	1,000.00	1,020.52	4.74	0.93
Class Y	Actual	1,000.00	1,062.90	3.07	0.59
	Hypothetical(c)	1,000.00	1,022.23	3.01	0.59
Class Z	Actual	1,000.00	1,062.70	3.28	0.63
	Hypothetical(c)	1,000.00	1,022.03	3.21	0.63

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$948.40	$7.12	1.45%
	Hypothetical(c)	1,000.00	1,017.90	7.37	1.45
Class R	Actual	1,000.00	945.80	9.37	1.91
	Hypothetical(c)	1,000.00	1,015.58	9.70	1.91
Class Z-2	Actual	1,000.00	950.40	4.97	1.01
	Hypothetical(c)	1,000.00	1,020.11	5.14	1.01

Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$910.70	$6.65	1.38%
	Hypothetical(c)	1,000.00	1,018.25	7.02	1.38
Class R	Actual	1,000.00	908.60	8.85	1.84
	Hypothetical(c)	1,000.00	1,015.93	9.35	1.84
Class Z-2	Actual	1,000.00	912.30	4.82	1.00
	Hypothetical(c)	1,000.00	1,020.16	5.09	1.00

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax Information

Alger Capital Appreciation Institutional Fund designates $77,367,559, as an approximate amount of capital gain dividend for the purpose of the dividends paid deduction.

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2023, 100.00% of Alger Focus Equity Fund’s dividends, qualified for the dividends deduction for corporations. For the year ended October 31, 2023, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, 100.00% of Alger Focus Equity Fund’s dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2024. Shareholders are advised to consult their own tax advisers with respect to the consequences of their investment in a Fund.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year.

Additional information regarding the Trustees and Officers of the Trust is available in the Trust’s Statement of Additional Information.

Name (Year of Birth) and Address(1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2003	Non-Profit Fundraising Consultant since 2015, Schultz & Williams, Non-profit Fundraising Consultant since 2014, Hilary Alger Consulting, Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Philadelphia Ballet; School Committee Member since 2017, Germantown Friends School.	28	Board of Directors, Alger Associates, Inc.; Director of Target Margin Theater
Non-Interested Trustees:

Charles F. Baird, Jr. (1953)	Trustee since 2000	Managing Partner since 1997, North Castle Partners (private equity securities group).	28	None
Roger P. Cheever (1945)	Trustee since 2000	Retired; Associate Vice President for Development Strategy from 2020 to 2021 and Associate Vice President Principal Gifts from 2008 to 2020, Harvard University.	28	Board of Directors, Alger SICAV Fund
David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	28	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 1993	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	28	None

(1) The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.

(2) Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Trust by virtue of her ownership control of Alger Associates, Inc., which indirectly controls Alger Management and its affiliates.

(3)“Alger Fund Complex” refers to the Trust and the five other registered investment companies managed by Alger Management and the series therof. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other five registered investment companies in the Alger Fund Complex.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position with Trust and Address(1)	Principal Occupations	Officer Since
Officers(2):

Hal Liebes (1964) President, Principal Executive Officer	Executive Vice President, Chief Operating Officer (“COO”) and Secretary, Alger Management; COO and Secretary, Alger Associates, Inc.; Director, Alger SICAV; Vice President, COO, Manager and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; COO and Secretary, Weatherbie Capital, LLC Secretary and Manager Alger Apple Real Estate LLC; Manager, Alger Partners Investors I LLC, Alger Partners Investors II LLC, Alger Partners Investors-Crossbay LLC, and Alger Partners Investors KEIGF; Secretary, Alger Boulder LLC.	2005
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Senior Vice President, General Counsel, Chief Compliance Officer (“CCO”) and Assistant Secretary, Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO and Authorized Signer, Alger Management, Ltd.; Vice President and Assistant Secretary, Alger Group Holdings, LLC; Assistant Secretary, Weatherbie Capital, LLC.	2017
Michael D. Martins (1965) Treasurer, Principal Financial Officer	Senior Vice President of Alger Management.	2005
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2007
Mia G. Pillinger (1989) Assistant Secretary	Vice President and Associate Counsel of Alger Management. Formerly, Associate at Willkie Farr & Gallagher, LLP, from 2016 to 2020.	2020
Sushmita Sahu (1981) AML Compliance Officer	Vice President of Alger Management.	2021

(1) The address of each officer is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.

(2) Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

The Statement of Additional Information contains additional information about the Trust’s Trustees and officers and is available without charge upon request by calling (800) 992-3863.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

At a meeting held on September 19, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of The Alger Institutional Funds (the “Trust”), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), reviewed and approved the continuation of the investment advisory agreement between Fred Alger Management, LLC (“Fred Alger Management” or the “Manager”) and the Trust, on behalf of each Fund (the “Management Agreement”), for an additional one-year period.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager and its representatives at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information the Manager provided in response to a request for information Independent Trustee counsel submitted to the Manager on behalf of the Independent Trustees in connection with the Board’s annual contract consideration, as well as information provided in response to a supplemental request from Independent Trustee counsel on behalf of the Independent Trustees. The materials for the Meeting included a presentation and analysis of the Funds and the Manager by FUSE Research Network LLC (“FUSE”), an independent consulting firm. The Board also received a presentation from FUSE representatives at the Meeting and, among other things, received a description of the methodology FUSE used to select the mutual funds included in each Fund’s Peer Universe and Peer Group (as described below). The Board considered the information provided to it about the Funds together, and with respect to each Fund separately, as the Board deemed appropriate.

The Independent Trustees also received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement. The Independent Trustees also received a memorandum from Independent Trustee counsel discussing the legal standards and their duties in considering the continuation of the Management Agreement, and counsel reviewed those standards with the Independent Trustees during their separate meeting. The Independent Trustees also met separately with senior management of the Manager, during which time the Independent Trustees discussed various matters related to proposed continuation of the Management Agreement.

The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the short- and long-term investment performance of each Fund; (iii) the costs of the services the Manager provided and profits it realized; (iv) the extent to which economies of scale are realized as a Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

In the discussions that follow, reference is made to the “median” in the Peer Group and Peer Universe categories. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group (as described below). FUSE information is calculated on a share class basis. References appearing below with regard to a Fund’s performance results and comparative fees and expenses generally relate to Class I shares of the Fund (each Fund’s oldest share class).

In particular, in approving the continuance of the Management Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Funds. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for the Funds; the structure of investment professional compensation; oversight of third-party service providers; short- and long-term investment performance, fee and expense information; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager; and the range of advisory fees the Manager charged to other funds and accounts under its management, including the Manager’s explanation of differences among such funds and accounts and the Funds, where relevant. The Board noted that it received information at regular meetings throughout the year regarding the services rendered by the Manager concerning the management of each Fund’s affairs, including certain portfolio manager presentations, and the Manager’s role in coordinating and overseeing providers of other services to the Funds. The Board also noted the work undertaken by the Manager with respect to implementing new regulatory requirements applicable to the Funds.

The Board noted Fred Alger Management’s history and expertise in the “growth” style of investment management, as well as Fred Alger Management’s consistency in applying its “growth” style investment philosophy and process. The Board noted the length of time the Manager had provided services as an investment adviser to each Fund and also noted FUSE’s analysis that certain Funds’ long-term performance record supports Fred Alger Management’s view on its overall investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger Family of Funds. The Board noted the continuing strong financial position of the Manager and its commitment to the fund business.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Following consideration of such information, the Trustees determined that they remain satisfied with the nature, extent and quality of services provided by the Manager to the Funds under the Management Agreement.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods. The Board considered the performance returns for each Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (“Peer Universe”), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”), each as selected by FUSE, as well as to the Fund’s benchmark index. The Board noted that long-term performance could be impacted by one period of significant outperformance or underperformance.

The Board also reviewed and considered Fund performance reports provided by management and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. The Board further noted that representatives of the Manager review with the Trustees the recent and longer-term performance of each Fund, including contributors to and detractors from Fund performance at every quarterly meeting of the Board throughout the year. In considering the Funds’ performance generally, the Board observed the Manager’s consistency in implementing its growth style investment process and philosophy for the Funds and considered how a strategy’s “growthiness” as compared to peers can impact relative performance results, even among comparisons that either FUSE or the Manager already have identified as having growth characteristics. In this regard, the Board considered FUSE’s commentary regarding the Funds’ growth investment style as compared to a universe of peers comprised of actively managed funds within each Fund’s Morningstar category, and as compared to each Fund’s benchmark index, as measured by Morningstar’s Raw Value-Growth score.

The Trustees concluded that each Fund’s performance was acceptable, including particularly in the context of management’s plans to address underperformance where applicable. Further discussion of the Board’s considerations with respect to each Fund’s performance is set forth below.

Alger Capital Appreciation Institutional Fund. The Board noted that the Fund’s annualized total return for the one- and 10-year periods outperformed the median of its Peer Group, and for the three- and five-year periods underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one- and 10-year periods was in the second quartile of its Peer Universe, for the three-year period was in the fourth quartile of its Peer Universe, and for the five-year period was in the third quartile of its Peer Universe. In this regard, the Board considered FUSE’s commentary that the Fund has produced improved performance versus its Peer Group and Peer Universe over the near term. The Board also considered FUSE’s commentary that, overall, strategies with a growth bias have underperformed during the last three years.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Focus Equity Fund. The Board noted that the Fund’s annualized total return for the one-, three- and five-year periods underperformed the median of its Peer Group, and for the 10-year period outperformed the median of its Peer Group. The Board also noted that Fund’s annualized total return for the one- and five-year periods was in the second quartile of its Peer Universe, for the three-year period was in the third quartile of its Peer Universe, and for the 10-year periods was in the first quartile of its Peer Universe.

Alger Mid Cap Growth Institutional Fund. The Board noted that the Fund’s annualized total return for the one-, three-, and five-year periods underperformed the median of its Peer Group, and for the 10-year period outperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-year period was in the second quartile of its Peer Universe, and for the three-, five- and 10-year periods was in the third quartile of its Peer Universe. The Board considered FUSE’s commentary that the Fund is among the “growthiest” funds in its Peer Universe and the correlation to excess performance for mid cap growth funds with a lower growth style factor.

Alger Small Cap Growth Institutional Fund. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods underperformed the median of its Peer Group and was in the fourth quartile of its Peer Universe. The Board considered FUSE’s commentary that sector bets and a growth bias contributed to the Fund’s underperformance. The Board further considered their discussions with senior management on potential steps under consideration to address the Fund’s performance.

Comparative Fees and Expenses

For each Fund, the Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to Fred Alger Management in light of the nature, extent and quality of the services provided by the Manager pursuant to the Management Agreement. The Board also reviewed and considered any fee waiver and/or expense reimbursement arrangements for each Fund, including specific share classes thereof as well as any changes to specific class expense reimbursement arrangements that the Board had made during the prior year, and considered the actual fee rate (after taking any waivers and reimbursements into account) payable by the Fund (the “Actual Management Fee”). Additionally, the Board received and considered information comparing each Fund’s Contractual Management Fee, Actual Management Fee and overall expenses, including administrative fees payable to Fred Alger Management, with those of the funds in the Peer Group provided by FUSE. The Board reviewed the methodology used by FUSE in calculating expense information, including that for purposes of the comparisons below, the Contractual Management Fee used by FUSE for the Fund and peers includes the advisor fee and administrative fee, if a fund reports both.

The Board discussed the factors that could contribute to each Fund’s Contractual Management Fee, Actual Management Fee or total expenses being above or below the median of the Fund’s Peer Group. The Board concluded that the Contractual Management Fee charged to each Fund is reasonable in relation to the services rendered by Fred Alger Management and is the product of arm’s length negotiations. Further discussion of the Board’s considerations with respect to each Fund’s comparative fees and expenses is set forth below.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Capital Appreciation Institutional Fund. The Board noted that the Contractual Management Fee and total expenses for the Fund were above the median and in the third quartile of its Peer Group.

Alger Focus Equity Fund. The Board noted that the Contractual Management Fee and total expenses for the Fund were below the median and in the first (least expensive) quartile of its Peer Group.

Alger Mid Cap Growth Institutional Fund. The Board noted that the Contractual Management Fee for the Fund was below the median and in the second quartile of its Peer Group, and that the total expenses for the Fund were above the median and in the fourth (most expensive) quartile of its Peer Group.

Alger Small Cap Growth Institutional Fund. The Board noted that the Contractual Management Fee for the Fund was below the median and in the second quartile of its Peer Group, and that the total expenses for the Fund were above the median and in the third quartile of its Peer Group.

In connection with its consideration of each Fund’s fees payable under the Management Agreement, the Board also received information on the range of fees charged by the Manager for funds and accounts of a similar investment strategy to each Fund that are under its management. The Board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Funds, versus those accounts and the differences in the levels of services required by the Funds as compared to those accounts.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management in connection with the operation of each Fund. In this respect, the Board considered overall profitability, including in comparison to certain investment advisory peers, as well as the profits of Fred Alger Management in providing investment management and other services to each Fund during the year ended June 30, 2023. The Board also reviewed the profitability methodology and any changes thereto, noting that management maintains a consistent methodology year to year. The Board considered FUSE’s view that Fred Alger Management’s expense allocation policies align with accepted industry practices.

The Board noted that costs incurred in establishing and maintaining the infrastructure necessary for the mutual fund operations conducted by Fred Alger Management may not be fully reflected in the expenses allocated to each Fund in determining Fred Alger Management’s profitability.

The Board also considered the extent to which the Manager might derive ancillary benefits from Fund operations, including, for example, through soft dollar arrangements. Based upon its consideration of all these factors, the Trustees concluded that the level of profits realized by Fred Alger Management and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Economies of Scale

For each Fund, the Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of Fund shareholders. The Board noted the existence of management fee breakpoints for Alger Capital Appreciation Institutional Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, which operate to share economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses, including with respect to Funds that did not have management fee breakpoints.

The Trustees concluded that for each Fund, to the extent economies of scale may be realized by Fred Alger Management, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows, including through the management fee breakpoints in place for applicable Funds.

Conclusion

The Board’s consideration of the Contractual Management Fee for each Fund also had the benefit of a number of years of reviews of the Management Agreement, during which lengthy discussions took place between the Board and representatives of the Manager. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the Fund’s arrangements in prior years.

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees voting separately, unanimously approved the continuation of the Management Agreement for an additional one-year period.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business	Yes	No
purposes — information about your transactions and experiences
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Alger collect my personal information?

We collect your personal information, for example, when you:

• Open an account or

• Make deposits or withdrawals from your account or

• Give us your contact information or

• Provide account information or

• Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes ─ information about your credit worthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger. com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is directly received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. These agreements must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds.

Such information may include, but not be limited to, relative weightings and characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER INSTITUTIONAL FUNDS

100 Pearl Street, 27th Floor

New York, NY 10004

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Distributor

Fred Alger & Company, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of the series of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOYINK

Printed on recycled paper

AIFAR

ITEM 2.	CODE OF ETHICS.

(a)
The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Charles F. Baird Jr. is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. Baird is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2023	$103,800
October 31, 2022	$149,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2023	$17,653
October 31, 2022	$21,500

d) All Other Fees:

October 31, 2023	$20,651
October 31, 2022	$16,862

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2023	$260,680,	€105,649
October 31, 2022	$300,142,	€99,042

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	INVESTMENTS.

 a) A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:	/s/ Hal Liebes
Name:	Hal Liebes
Title:	Principal Executive Officer
Date:	December 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes
Name:	Hal Liebes
Title:	Principal Executive Officer
Date:	December 20, 2023

By:	/s/ Michael D. Martins
Name:	Michael D. Martins
Title:	Principal Financial Officer
Date:	December 20, 2023